                                                                     EXHIBIT 4.1


                                                                  EXECUTION COPY


--------------------------------------------------------------------------------



                              INTEGON CORPORATION



                                      TO



                  FIRST UNION NATIONAL BANK OF NORTH CAROLINA



                                    TRUSTEE



                     -------------------------------------
                         JUNIOR SUBORDINATED INDENTURE


                         DATED AS OF FEBRUARY 10, 1997

                     -------------------------------------




--------------------------------------------------------------------------------

                                                                     EXHIBIT 4.1

                              INTEGON CORPORATION

     Reconciliation and tie between the Trust Indenture Act of 1939 (including cross-references to provisions of Sections 310 to and including 317 which, pursuant to Section 318(c) of the Trust Indenture Act of 1939, as amended by the Trust Reform Act of 1990, are a part of and govern the Indenture whether or not physically contained therein) and the Junior Subordinated Indenture, dated as of December 30, 1996.


TRUST INDENTURE ACT SECTION        INDENTURE SECTION
--------------------------------  --------------------
(S) 310    (a) (1), (2) and (5).  6.9
           (a) (3)..............  Not Applicable
           (a) (4)..............  Not Applicable
           (b)..................  6.8
           .....................  6.10
           (c)..................  Not Applicable
(S) 311    (a)..................  6.13(a)
           (b)..................  6.13(b)
           (b) (2)..............  7.3(a) (2)
           .....................  7.3(a) (2)
(S) 312    (a)..................  7.1
           .....................  7.2(a)
           (b)..................  7.2(b)
           (c)..................  7.2(c)
(S) 313    (a)..................  7.3(a)
           (b)..................  7.3(b)
           (c)..................  7.3(a), 7.3(b)
           (d)..................  7.3(c)
(S) 314    (a) (1), (2) and (3).  7.4
           (a) (4)..............  10.5
           (b)..................  Not Applicable
           (c) (1)..............  1.2
           (c) (2)..............  1.2
           (c) (3)..............  Not Applicable
           (d)..................  Not Applicable
           (e)..................  1.2
           (f)..................  Not Applicable

TRUST INDENTURE ACT SECTION        INDENTURE SECTION
--------------------------------  --------------------
(S) 315    (a)..................  6.1(a)
           (b)..................  6.2
           .....................  7.3(a) (6)
           (c)..................  6.1(b)
           (d)..................  6.1(c)
           (d) (1)..............  6.1(a) (1)
           (d) (2)..............  6.1(c) (2)
           (d) (3)..............  6.1(c) (3)
           (e)..................  5.14
(S) 316    (a)..................  1.1
           (a) (1) (A)..........  5.12
           (a) (1) (B)..........  5.13
           (a) (2)..............  Not Applicable
           (b)..................  5.8
           (c)..................  1.4(f)
(S) 317    (a) (1)..............  5.3
           (a) (2)..............  5.4
           (b)..................  10.3
(S) 318    (a)..................  1.7

--------------

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Junior Subordinated Indenture.

                               TABLE OF CONTENTS
                               -----------------

                                                                                   Page
                                                                                   ----

ARTICLE I                    DEFINITIONS AND OTHER PROVISIONS OF GENERAL
                             APPLICATION..........................................  1
Section 1.1.                 Definitions..........................................  1
Section 1.2.                 Compliance Certificate and Opinions..................  15
Section 1.3.                 Forms of Documents Delivered to Trustee..............  16
Section 1.4.                 Acts of Holders......................................  16
Section 1.5.                 Notices, Etc. to Trustee and Company.................  19
Section 1.6.                 Notice to Holders; Waiver............................  19
Section 1.7.                 Conflict with Trust Indenture Act....................  19
Section 1.8.                 Effect of Headings and Table of Contents.............  20
Section 1.9.                 Successors and Assigns...............................  20
Section 1.10.                Separability Clause..................................  20
Section 1.11.                Benefits of Indenture................................  20
Section 1.12.                Governing Law........................................  20
Section 1.13.                Non-Business Days....................................  20

ARTICLE II                   SECURITY FORMS.......................................  21
Section 2.1.                 Forms Generally......................................  21
Section 2.2A                 Form of Face of Initial Security.....................  21
Section 2.2B                 Form of Face of Exchange Security and Registered
                             Security.............................................  25
Section 2.3.                 Form of Reverse of Security..........................  28
Section 2.4.                 Additional Provisions Required in Global Security....  32
Section 2.5.                 Form of Trustee's Certificate of Authentication......  32

ARTICLE III                  THE SECURITIES.......................................  33
Section 3.1.                 Title and Terms......................................  33
Section 3.2.                 Denominations........................................  35
Section 3.3.                 Execution, Authentication, Delivery and Dating.......  35
Section 3.4.                 Temporary Securities.................................  38
Section 3.5.                 Registration, Transfer and Exchange..................  38
Section 3.6.                 Mutilated, Destroyed, Lost and Stolen Securities.....  43
Section 3.7.                 Payment of Interest; Interest Rights Preserved.......  44
Section 3.8.                 Persons Deemed Owners................................  46
Section 3.9.                 Cancellation.........................................  46
Section 3.10.                Computation of Interest..............................  46
Section 3.11.                Deferrals of Interest Payment Dates..................  46
Section 3.12.                Right of Set-Off.....................................  48
Section 3.13.                Agreed Tax Treatment.................................  48
Section 3.14.                Shortening of Stated Maturity........................  48
Section 3.15.                CUSIP Numbers........................................  48


                                                                                   Page
                                                                                   ----
ARTICLE IV                   SATISFACTION AND DISCHARGE...........................  49
Section 4.1.                 Satisfaction and Discharge of Indenture..............  49
Section 4.2.                 Application of Trust Money...........................  50

ARTICLE V                    REMEDIES.............................................  50
Section 5.1.                 Events of Default....................................  50
Section 5.2.                 Acceleration of Maturity; Rescission and Annulment...  51
Section 5.3.                 Collection of Indebtedness and Suits for Enforcement
                             by Trustee...........................................  52
Section 5.4.                 Trustee May File Proofs of Claim.....................  53
Section 5.5.                 Trustee May Enforce Claims Without Possession of
                             Securities...........................................  54
Section 5.6.                 Application of Money Collected.......................  54
Section 5.7.                 Limitation on Suits..................................  55
Section 5.8.                 Unconditional Right of Holders to Receive Principal,
                             Premium and Interest; Direct Action by Holders of
                             Preferred Securities.................................  55
Section 5.9.                 Restoration of Rights and Remedies...................  56
Section 5.10.                Rights and Remedies Cumulative.......................  56
Section 5.11.                Delay or Omission Not Waiver.........................  56
Section 5.12.                Control by Holders...................................  57
Section 5.13.                Waiver of Past Defaults..............................  57
Section 5.14.                Undertaking for Costs................................  58
Section 5.15.                Waiver of Usury, Stay or Extension Laws..............  58

ARTICLE VI                   THE TRUSTEE..........................................  59
Section 6.1.                 Certain Duties and Responsibilities..................  59
Section 6.2.                 Notice of Defaults...................................  60
Section 6.3.                 Certain Rights of Trustee............................  60
Section 6.4.                 Not Responsible for Recitals or Issuance of
                             Securities...........................................  61
Section 6.5.                 May Hold Securities..................................  61
Section 6.6.                 Money Held in Trust..................................  62
Section 6.7.                 Compensation and Reimbursement.......................  62
Section 6.8.                 Disqualification; Conflicting Interests..............  63
Section 6.9.                 Corporate Trustee Required; Eligibility..............  63
Section 6.10.                Resignation and Removal; Appointment of Successor....  63
Section 6.11.                Acceptance of Appointment by Successor...............  65
Section 6.12.                Merger, Conversion, Consolidation or Succession to
                             Business.............................................  66
Section 6.13.                Preferential Collection of Claims Against Company....  66
Section 6.14.                Appointment of Authenticating Agent..................  66
Section 6.15.                Officers' Certificates as Evidence...................  68

ARTICLE VII                  HOLDER'S LISTS AND REPORTS BY TRUSTEE AND COMPANY....  69
Section 7.1.                 Company to Furnish Trustee Names and Addresses of
                             Holders..............................................  69
Section 7.2.                 Preservation of Information, Communications to
                             Holders..............................................  69
Section 7.3.                 Reports by Trustee...................................  69
Section 7.4.                 Reports by Company...................................  70

                                     -ii-


                                                                                   Page
                                                                                   ----
ARTICLE VIII                 CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR
                             LEASE................................................  70
Section 8.1.                 Company May Consolidate, Etc., Only on Certain Terms.  70
Section 8.2.                 Successor Corporation Substituted....................  71

ARTICLE IX                   SUPPLEMENTAL INDENTURES..............................  72
Section 9.1.                 Supplemental Indentures without Consent of Holders...  72
Section 9.2.                 Supplemental Indentures with Consent of Holders......  73
Section 9.3.                 Execution of Supplemental Indentures.................  74
Section 9.4.                 Effect of Supplemental Indentures....................  75
Section 9.5.                 Conformity with Trust Indenture Act..................  75
Section 9.6.                 Reference in Securities to Supplemental Indentures...  75

ARTICLE X                    COVENANTS............................................  75
Section 10.1.                Payment of Principal, Premium and Interest...........  75
Section 10.2.                Maintenance of Office or Agency......................  75
Section 10.3.                Money for Security Payments to be Held in Trust......  76
Section 10.4.                Statement as to Compliance...........................  77
Section 10.5.                Waiver of Certain Covenants..........................  78
Section 10.6.                Additional Sums......................................  78
Section 10.7.                Additional Covenants.................................  78
Section 10.8.                Limitation on Indebtedness...........................  79
Section 10.10.               Change of Control....................................  80

ARTICLE XI                   RESERVE ACCOUNT......................................  83
Section 11.1.                Establishment of the Reserve Account.................  83
Section 11.2.                Investment of Funds in the Reserve Account...........  83

ARTICLE XII                  REDEMPTION OF SECURITIES.............................  84
Section 12.1.                Applicability of This Article........................  84
Section 12.2.                Election to Redeem; Notice to Trustee................  84
Section 12.3.                Selection of Securities to be Redeemed...............  84
Section 12.4.                Notice of Redemption.................................  85
Section 12.5.                Deposit of Redemption Price..........................  85
Section 12.6.                Payment of Securities Called for Redemption..........  86
Section 12.7.                Right of Redemption of Securities....................  86

ARTICLE XIII                 SUBORDINATION OF SECURITIES..........................  87
Section 13.1.                Securities Subordinate to Senior Indebtedness........  87
Section 13.2.                No Payment When Senior Indebtedness in Default;
                             Payment Over of Proceeds Upon Dissolution, Etc.......  87
Section 13.3.                Payment Permitted If No Default......................  89
Section 13.4.                Subrogation to Rights of Holders of Senior
                             Indebtedness.........................................  89
Section 13.5.                Provisions Solely to Define Relative
                             Rights...............................................  89
Section 13.6.                Trustee to Effectuate Subordination..................  90
Section 13.7.                No Waiver of Subordination Provisions...............   90
Section 13.8.                Notice to Trustee...................................   90
Section 13.9.                Reliance on Judicial Order or Certificate of
                             Liquidating Agent...................................   91
Section 13.10.               Trustee Not Fiduciary for Holders of Senior
                             Indebtedness........................................   91
Section 13.11.               Rights of Trustee as Holder of
                             Senior Indebtedness; Preservation of Trustee's Rights. 92
Section 13.12.               Article Applicable to Paying Agents.................   92


Annex A - Form of Trust Agreement
Annex B - Form of Amended and Restated Trust Agreement
Annex C - Form of Initial Guarantee Agreement

                                                                     EXHIBIT 4.1

     JUNIOR SUBORDINATED INDENTURE (hereinafter called the "Indenture"), dated as of February 10, 1997, between INTEGON CORPORATION, a Delaware corporation (hereinafter called the "Company") having its principal office at 500 West Fifth Street, Winston-Salem, North Carolina 27152, and FIRST UNION NATIONAL BANK OF NORTH CAROLINA, a national banking association organized and existing under the laws of the United States of America, as Trustee (hereinafter called the "Trustee").


                            RECITALS OF THE COMPANY

     The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured junior subordinated debt securities in one or more series (hereinafter called the "Securities") of substantially the tenor hereinafter provided, including, without limitation, Securities issued to evidence loans made to the Company of the proceeds from the issuance from time to time by one or more business trusts (each a "Trust," and, collectively, the "Trusts") of preferred interests in such Trusts and common interests in such Trusts, and to provide the terms and conditions upon which the Securities are to be authenticated, issued and delivered.

     All things necessary to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.

     NOW THEREFORE, THIS INDENTURE WITNESSETH: For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of any series thereof, as follows:


                                    ARTICLE

            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

     Section 1.1.   Definitions.

     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

     (1) The terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

     (2) All other terms used herein which are defined in the Trust Indenture
Act, either directly   or by reference therein, have the meanings assigned to
them therein;

     (3) All accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles which are generally accepted at the date or time of such computation; provided, that when two or more principles are so generally accepted, it shall mean that set of principles consistent with those in use by the Company; and

     (4) The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

     "Act" when used with respect to any Holder has the meaning specified in
Section 1.4.

     "Additional Interest" means the interest that shall accrue on any interest on the Securities of any series the payment of which has not been made on the applicable Interest Payment Date and which shall accrue at the rate per annum specified or determined as specified in such Security from the applicable Interest Payment Date.

     "Additional Sums" has the meaning specified in Section 10.6.

     "Additional Taxes" means the sum of any additional taxes, duties and other governmental charges to which a Trust has become subject from time to time as a result of a Tax Event.

     "Administrative Trustee" means, in respect of any Trust, each Person identified as an "Administrative Trustee" in the related Trust Agreement, solely in such Person's capacity as Administrative Trustee of such Trust under such Trust Agreement and not in such Person's individual capacity, or any successor administrative trustee appointed as therein provided.

     "Adverse Tax Consequence" means each of the circumstances referred to in clauses (i), (ii) and (iii) of the first sentence of the definition of Tax Event and the circumstances referred to in the second sentence of the definition of Tax Event.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person; provided, however, no Trust to which Securities have been issued shall be deemed to be an Affiliate of the Company. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Agent Members" has the meaning specified in Section 3.3.

     "Allocable Amounts", when used with respect to any Senior Subordinated Debt, means the amount necessary to pay all principal of (and premium, if any) and interest, if any, on such Senior

Subordinated Debt in full less, if applicable, any portion of such amount which would have been paid to, and retained by, the holders of such Senior Subordinated Debt (whether as a result of the receipt of payments by the holders of such Senior Subordinated Debt from the Company or any other obligor thereon or from any holders of, or trustee in respect of, other indebtedness that is subordinate and junior in right of payment to such Senior Subordinated Debt pursuant to any provision of such indebtedness for the payment over of amounts received on account of such indebtedness to the holders of such Senior Subordinated Debt) but for the fact that such Senior Subordinated Debt is subordinate or junior in right of payment to trade accounts payable or accrued liabilities arising in the ordinary course of business.

     "Asset Disposition" by any Person means any transfer, conveyance, sale, lease or other disposition by such Person or any of its Subsidiaries (including a consolidation or merger or other sale of any such Subsidiary with, into or to another Person in a transaction in which such Subsidiary ceases to be a Subsidiary, but excluding a disposition by a Subsidiary of such Person to such Person or a Wholly Owned Subsidiary of such Person or by such Person to a Wholly Owned Subsidiary of such Person) of (i) shares of Capital Stock (other than directors' qualifying shares) or other ownership interests of a Subsidiary of such Person, (ii) substantially all of the assets of such Person or any of its Subsidiaries representing a division or line of business or (iii) other assets or rights of such Person or any of its Subsidiaries outside the ordinary course of business.

     "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 6.14 to act on behalf of the Trustee to authenticate Securities of one or more series.

     "Board of Directors" means either the board of directors of the Company or any committee of that board duly authorized to act hereunder.

     "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors, or such committee of the Board of Directors or officers of the Company to which authority to act on behalf of the Board of Directors has been delegated, and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Business Day" means any day other than (i) a Saturday or Sunday, (ii) a day on which banking institutions in The City of New York are authorized or required by law or executive order to remain closed or (iii) a day on which the Corporate Trust Office of the Trustee, or, with respect to the Securities of a series initially issued to the Trust, the principal office of the Property Trustee under the related Trust Agreement, is closed for business.

     "Capital Lease Obligation" of any Person means the obligation to pay rent or other payment amounts under a lease of (or other Debt arrangements conveying the right to use) real or personal property of such Person which is required to be classified and accounted for as a capital lease or a liability on the face of a balance sheet of such Person in accordance with generally accepted accounting principles. The stated maturity of such obligation shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

     "Capital Stock" of any Person means any and all shares, interests, participations or other equivalents (however designated) of corporate stock of such Person.

     "Change of Control" means the occurrence of one or more of the following events (whether or not approved by the Board of Directors): (a) an event or series of events by which any Person or group of Persons within the meaning of
Section 13(d) of the Exchange Act shall, as a result of a tender or exchange offer, open market purchases, privately negotiated purchases, merger, consolidation, issuances of securities by the Company or otherwise, be or become, directly or indirectly, the beneficial owner (within the meaning of Rule 13d-3 and Rule 13d-5 under the Exchange Act, whether or not applicable, except that a Person shall be deemed to have "beneficial ownership" of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time) of 50% or more of the combined voting power of the then outstanding voting stock of the Company, (b) the first day on which a majority of the members of the Board of Directors are not Continuing Directors, (c) the stockholders of the Company shall approve any plan or proposal for the liquidation or dissolution of the Company or (d) the direct or indirect sale, assignment, lease, exchange, disposition or other transfer, in one transaction or a series of related transactions, of all or substantially all of the property or assets of the Company to any Person.

     "Change of Control Notice" has the meaning specified in Section 10.10.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, or if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Common Securities", as applied to any Trust, means an undivided beneficial interest in the assets of a Trust having the rights provided therefor in the related Trust Agreement, including the right to receive Distributions and a Liquidation Distribution (each, as defined in the related Trust Agreement) as provided therein.

     "Common Stock" means the common stock, par value $.01 per share, of the Company.

     "Company" means the Person named as the "Company" in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

     "Company Request" and "Company Order" mean, respectively, the written request or order signed in the name of the Company by the Chairman of the Board of Directors, the Vice Chairman of the Board of Directors, the President or a Vice President of the Company, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

     "Consolidated Cash Flow Available for Fixed Charges" of any Person means for any period the Consolidated Net Income for such period increased by the sum of (i) Consolidated Interest Expense of such Person for such period, plus (ii) Consolidated Income Tax Expense of such Person for such period, plus (iii) the consolidated depreciation and amortization expense included in the income statement of such Person for such period, plus (iv) other non-cash charges of such Person for such period deducted from consolidated revenues in determining Consolidated Net Income for such period, minus (v) non-cash items of such Person for such period increasing consolidated revenues in determining Consolidated Net Income for such period.

     "Consolidated Cash Flow Ratio" of any Person means for any period the ratio of (i) Consolidated Cash Flow Available For Fixed Charges of such Person for such period to (ii) the sum of (A) Consolidated Interest Expense of such Person for such period plus (B) the annual interest expense (including the amortization of debt discount) with respect to any Debt proposed to be Incurred by such Person or its Subsidiaries plus (C) the annual interest expense (including the amortization of debt discount) with respect to any other Debt Incurred by such Person or its Subsidiaries since the end of such period to the extent not included in Clause (ii)(A) minus (D) Consolidated Interest Expense of such Person to the extent included in Clause (ii)(A) with respect to any Debt that will no longer be outstanding as a result of the Incurrence of the Debt proposed to be Incurred; provided, however, that in making such computation, the
                --------  -------
Consolidated Interest Expense of such Person attributable to interest on any Debt bearing a floating interest rate shall be computed on a pro forma basis as if the rate in effect on the date of computation had been the applicable rate for the entire period; provided further that, in the event such Person or its
                       -------- -------
Subsidiaries has made Asset Dispositions or acquisitions of assets not in the ordinary course of business (including acquisitions of other Persons by merger, consolidation or purchase of Capital Stock) during or after such period, such computation shall be made on a pro forma basis as if the Asset Dispositions or acquisitions had taken place on the first day of such period.

     "Consolidated Income Tax Expense" of any Person means for any period the consolidated provision for income taxes of such Person for such period calculated on a consolidated basis in accordance with generally accepted accounting principles.

     "Consolidated Interest Expense" for any Person means for any period the consolidated interest expense included in a consolidated income statement (without deduction of interest income) of such Person for such period calculated on a consolidated basis in accordance with generally accepted accounting principles, including without limitation or duplication (or, to the extent not so included, with the addition of), (i) the amortization of Debt discounts; (ii) any payments or fees with respect to letters of credit, bankers acceptances or similar facilities; (iii) fees with respect to interest rate swap or similar agreements or foreign currency hedge, exchange or similar agreements; (iv) Preferred Stock dividends declared and payable in cash; and (v) the portion of any rental obligation allocable to interest expense.

     "Consolidated Net Income" of any Person means for any period the consolidated net income (or loss) of such Person for such period determined on a consolidated basis in accordance with generally accepted accounting principles;

provided that there shall be excluded therefrom (a) the net income (or loss) of
--------
any Person acquired by such Person or a Subsidiary of such Person in a pooling-of-interests transaction for any period prior to the date of such transaction,
(b) the net income (or loss) of any Person that is not a Subsidiary of such Person except to the extent of the amount of dividends or other distributions actually paid to such Person by such other Person during such period, (c) the cumulative effect of changes in accounting principles and (d) all extraordinary gains and extraordinary losses.

     "Continuing Director" means, as to any series of Securities, any member of the Board of Directors who was a member of such Board of Directors on the Original Issue Date of such series of Securities, and, as of any determination date thereafter, shall include any member of the Board of Directors who was nominated for election or appointed to such Board of Directors with the affirmative vote of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or appointment.

     "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which at the date hereof is 230 South Tryon Street, 9th Floor, Charlotte, North Carolina 28288-1179.

     "corporation" includes a corporation, association, company, joint-stock company or business trust.

     "Credit Facility" means the Amended and Restated Credit Agreement, dated July 25, 1996, entered into between the Company and Chase Manhattan Bank N.A., as the same may be amended from time to time.

     "Debt" means (without duplication), with respect to any Person, whether recourse is to all or a portion of the assets of such Person and whether or not contingent, (i) every obligation of such Person for money borrowed, (ii) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, including obligations Incurred in connection with the acquisition of property, assets or businesses, (iii) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person, (iv) every obligation of such Person issued or assumed as the deferred purchase price of property or services (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business), (v) every Capital Lease Obligation of such Person,
(vi) the maximum fixed redemption or repurchase price of Redeemable Stock of such Person at the time of determination, (vii) every obligation to pay rent or other payment amounts of such Person with respect to any Sale and Leaseback Transaction to which such Person is a party, and (viii) every obligation of the type referred to in clauses (i) through (vii) of another Person and all dividends of another Person the payment of which, in either case, such Person has Guaranteed or is responsible or liable, directly or indirectly, as obligor, Guarantor or otherwise.

     "Defaulted Interest" has the meaning specified in Section 3.7.

     "Definitive Security" means a Security that does not contain the legend set forth in Section 2.4.

     "Delaware Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del.C. (S)3801, et seq., as it may be amended from time to time.

     "Depository" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, the Person designated as Depository by the Company pursuant to Section 3.1 with respect to such series (or any successor thereto).

     "Distributions," with respect to the Trust Securities issued by a Trust, means amounts payable in respect of such Trust Securities as provided in the related Trust Agreement and referred to therein as "Distributions."

     "Dollar" means the currency of the United States of America that, as at the time of payment, is legal tender for the payment of public and private debts.

     "Electing Holders" has the meaning specified in Section 10.10.

     "Event of Default" unless otherwise specified in the supplemental indenture creating a series of Securities has the meaning specified in Section 5.1.

     "Exchange Act" means the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time, and the rules and regulations promulgated thereunder.

     "Exchange and Registration Rights Agreement" means an Exchange and Registration Rights Agreement by and among the Company, a Trust and one or more initial purchasers, as such agreement may be amended, modified or supplemented from time to time in accordance with the terms thereof, relating to an exchange offer and registration rights for Preferred Securities issued by such Trust.

     "Exchange Securities" means any unsecured junior subordinated debt securities or debt security, as the case may be, to be authenticated and delivered under this Indenture in connection with the offer to exchange Initial Securities for a new series of unsecured junior subordinated debt securities of the Company pursuant to an Exchange and Registration Rights Agreement.

     "Expiration Date" has the meaning specified in Section 1.4(f).

     "Extension Period" has the meaning specified in Section 3.11.

     "Global Security" means a Security in the form prescribed in Section 2.4 evidencing all or part of a series of Securities, issued to the Depository or its nominee for such series, and registered in the name of such Depository or its nominee.

     "Guarantee Agreement" means a Guarantee Agreement by and between the Company and a trustee for the benefit of holders of Trust Securities and any guarantee agreement that may be issued in exchange therefor as contemplated by an Exchange and Registration Rights Agreement.

     "Guaranty" by any Person means any obligation, contingent or otherwise, of such Person guaranteeing any Debt of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including, without limitation, any obligation of such Person, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Debt,
(ii) to purchase property, securities or services for the purpose of assuring the holder of such Debt of the payment of such Debt, or (iii) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Debt (and "Guaranteed," "Guaranteeing" and Guarantor" shall have meanings correlative to the foregoing); provided, however, that the Guaranty by any
                               --------  -------
Person shall not include endorsements by such Person for collection or deposit, in either case, in the ordinary course of business.

     "Holder" means a Person in whose name a Security is registered in the Securities Register.

     "Incur" means, with respect to any Debt of other obligation of any Person, to create, issue, incur (by conversion, exchange or otherwise), assume, Guarantee or otherwise become liable in respect of such Debt or other obligation or the recording, as required pursuant to generally accepted accounting principles or otherwise, of any such Debt or other obligation on the balance sheet of such Person (and "Incurrence," "Incurred," Incurrable" and "Incurring" shall have the meanings correlative to the foregoing); provided, however, that a
                                                       --------  -------
change in generally accepted accounting principles that results in an obligation of such Person that exists at such time becoming Debt shall not be deemed an Incurrence of such Debt.

     "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of each particular series of Securities established as contemplated by Section 3.1.

     "Initial Securities" means any unsecured junior subordinated debt securities or debt security, as the case may be, authenticated and delivered under this Indenture, and not registered under the Securities Act.

     "Interest Payment Date" means as to each series of Securities the Stated Maturity of an installment of interest on such Securities.

     "Investment Grade Status", with respect to the Company, shall occur when the Senior Notes (and any other unsecured Senior Indebtedness) receive a rating of "BBB-" or higher from S&P or a rating of "Baa3" or higher from Moody's.

     "Junior Subordinated Debt" means any Debt of the Company to its creditors, whether now outstanding or subsequently incurred, where the instrument creating or evidencing the Debt or pursuant to which the Debt is outstanding provides that it is subordinated and junior in right of payment to Senior Indebtedness pursuant to subordination provisions substantially similar to those set forth in this Indenture. Junior Subordinated Debt includes the Securities.

     "Maturity" when used with respect to any Security means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, submission for repurchase or otherwise.

     "Moody's" means Moody's Investors Service, Inc.

     "Notice of Default" means a written notice of the kind specified in Section 5.1(3).

     "Officers' Certificate" means a certificate signed by the Chairman of the Board of Directors, a Vice Chairman of the Board of Directors, the Chief Executive Officer, the President or any Vice President, and by the Treasurer, an Assistant Treasurer, the Controller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

     "Opinion of Counsel" means a written opinion of counsel, who may be counsel for, or an employee of, the Company, any Trust or the Trustee, and who shall be acceptable to the Trustee.

     "Original Issue Date" means the date of issuance specified as such in each Security.

     "Outstanding" means, when used in reference to any Securities, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

     (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

     (ii) Securities for whose payment or repurchase price or redemption price money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent in trust for the Holders of such Securities; provided that, if such Securities are to be redeemed or caused to be repurchased, notice of such redemption or election to cause a repurchase has been duly given pursuant to this Indenture, and until such notice shall have been given, such Securities shall be deemed Outstanding; and

     (iii) Securities in substitution for or in lieu of which other Securities have been authenticated and delivered or which have been paid pursuant to
Section 3.6, unless proof satisfactory to the Trustee is presented that any such Securities are held by Holders in whose hands such Securities are valid, binding and legal obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, (a) in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee actually knows to be so owned shall be so disregarded and (b) the foregoing shall not apply at any time when all of the outstanding Securities are owned by the Company, any other obligor upon the Securities or any Affiliate of the Company or such obligor. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor. Upon the written request of the Trustee, the Company shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Securities, if any, known by the Company to be owned or held by or for the account of the Company or any other obligor on the Securities or any Affiliate of the Company or such obligor, and, subject to the provisions of
Section 6.1, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are Outstanding for the purpose of any such determination.

     "Paying Agent" means the Trustee or any Person authorized by the Company to pay the principal of (or premium, if any) or interest on, Additional Interest, if any, the Redemption Price or the Repurchase Price of any Securities on behalf of the Company.

     "Person" means any individual, corporation, association, limited liability company, partnership, joint venture, trust, estate, unincorporated organization or government or any agency or political subdivision thereof.

     "Place of Payment" means, with respect to the Securities of any series, the place or places where the principal of (and premium, if any) and interest on, Additional Interest, if any, or the Redemption Price and the Repurchase Price, if any, of the Securities of such series are payable pursuant to Sections 3.1, 3.11, 10.10 and 12.

     "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.6 in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Security.

     "Preferred Security", as applied to any Trust, means an undivided beneficial interest in the assets of such Trust having the rights provided therefor in the related Trust Agreement, including the right to receive Distributions and a Liquidation Distribution (each, as defined in the related Trust Agreement) as provided therein.

     "Preferred Stock", as applied to the Capital Stock of any Person, means Capital Stock of such Person of any class or classes (however designated) that ranks prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of Capital Stock of any other class of such Person.

     "Proceeding" has the meaning specified in Section 13.2.

     "Property Trustee" means, in respect of any Trust, the Person identified as the "Property Trustee" in the related Trust Agreement, solely in its capacity as Property Trustee of such Trust under such Trust Agreement and not in its individual capacity, or its successor in interest in such capacity, or any successor property trustee appointed as therein provided.

     "QIB" means a "qualified institutional buyer" as defined in Rule 144A under the Securities Act.

     "Redeemable Stock" of any Person means any equity security of such Person that by its terms or otherwise is required to be redeemed prior to the final Stated Maturity of the Securities or is redeemable at the option of the holder thereof at any time prior to the final Stated Maturity of the Securities.

     "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

     "Redemption Price," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

     "Registered Exchange Offer," with respect to Securities of a series, shall have the meaning set forth in the Exchange and Registration Rights Agreement which relates to the Securities of such series.

     "Registered Securities" means any unsecured junior subordinated debt securities or debt security, as the case may be, authenticated and delivered under this Indenture and registered under the Securities Act at the time of issuance.

     "Regular Record Date" for the interest payable on any Interest Payment Date with respect to the Securities of a series means, unless otherwise provided pursuant to Section 3.1 with respect to Securities of a series, (i) in the case where all of the Securities of a series are held by the Trust or represented by one or more Global Securities, the Business Day next preceding such Interest

Payment Date and (ii) in the case where some of the Securities of a series are not held by the Trust or represented by one or more Global Securities, the date which is 15 days next preceding such Interest Payment Date (whether or not a Business Day) for all Securities of such series.

     "Repurchase Date," when used with respect to any Security to be repurchased pursuant to Section 10.10, means the date fixed for such repurchase by or pursuant to Section 10.10.

     "Repurchase Election" has the meaning specified in Section 10.10(c).

     "Repurchase Price," when used with respect to any Security to be repurchased pursuant to Section 10.10, means the price at which such Security is to be repurchased pursuant to Section 10.10.

     "Responsible Officer" when used with respect to the Trustee means any officer of the Trustee assigned by the Trustee from time to time to administer its corporate trust matters.

     "Reserve Account" has the meaning specified in Section 11.1.

     "Restricted Certificated Securities" has the meaning specified in Section 3.3.

     "Rights Plan" means a plan of the Company providing for the issuance by the Company to all holders of its Common Stock of rights entitling the holders thereof to subscribe for or purchase shares of Common Stock or any class or series of Preferred Stock of the Company, which rights (i) are deemed to be transferred with such shares of Common Stock, (ii) are not exercisable and (iii) are also issued in respect of future issuances of Common Stock, in each case until the occurrence of a specified event or events.

     "Sale and Leaseback Transaction" of any Person means an arrangement with any lender or investor or to which such lender or investor is a party providing for the leasing by such Person of any property or asset of such Person which has been or is being sold or transferred by such Person more than 270 days after the acquisition thereof or the completion of construction or commencement of operation thereof to such lender or investor or to any person to whom funds have been or are to be advanced by such lender or investor on the security of such property or asset. The stated maturity of such arrangement shall be the date of the last payment of rent or any other amount due under such arrangement prior to the first date on which such arrangement may be terminated by the lessee without payment of a penalty.

     "S&P" means Standard & Poor's Ratings Services.

     "Securities" or "Security" means any (a) Initial Securities or Security and, when and if issued as contemplated by the related Exchange and Registration Rights Agreement, any Exchange Securities or Security or (b) any Registered Securities or Security.

     "Securities Act" means the Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time, and the rules and regulations promulgated thereunder.

     "Securities Register" and "Securities Registrar" have the respective meanings specified in Section 3.5.

     "Senior Debt" means any Debt of the Company to its creditors, whether now outstanding or subsequently incurred, other than any Debt as to which, in the instrument creating or evidencing the obligation or pursuant to which the Debt is outstanding, it is provided that such Debt is not Senior Debt. Senior Debt does not include Senior Subordinated Debt or Junior Subordinated Debt.

     "Senior Indebtedness" means (i) Senior Debt (but excluding trade accounts payable and accrued liabilities arising in the ordinary course of business) and
(ii) the Allocable Amounts of Senior Subordinated Debt.

     "Senior Notes" collectively means (i) the 9-1/2% Senior Notes due 2001 issued by the Company pursuant to the Indenture, dated as of October 15, 1994, between the Company and The First National Bank of Chicago, and (ii) the 8% Senior Notes due 1999 issued by the Company pursuant to the Indenture, dated as of August 15, 1992, between the Company and The First National Bank of Chicago.

     "Senior Subordinated Debt" means any Debt of the Company to its creditors, whether now outstanding or subsequently incurred, where the instrument creating or evidencing the Debt or pursuant to which the Debt is outstanding provides that it is subordinate and junior in right of payment to Senior Debt pursuant to subordination provisions substantially similar to those applicable to the Company's outstanding Senior Subordinated Debt. Senior Subordinated Debt includes the Company's outstanding subordinated debt securities and any subordinated debt securities issued in the future with substantially similar subordination terms and does not include Junior Subordinated Debt.

     "Shelf Registration Statement" has the meaning set forth in an Exchange and Registration Rights Agreement.

     "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.7.

     "Stated Maturity" when used with respect to any Security or any installment of principal thereof means the date specified pursuant to the terms of such Security as the fixed date on which the principal of such Security is due and payable, as such date may be shortened as provided pursuant to the terms of such Security and this Indenture. When used with respect to any installment of interest on any Security, "Stated Maturity" means the date specified pursuant to the terms of such Security as the date on which such installment of interest is due and payable.

     "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency.

     "Tax Event", with respect to Securities held by a Trust, means the receipt by such Trust of an Opinion of Counsel (as defined in the relevant Trust Agreement) experienced in such matters to the effect that, as a result of any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or as a result of any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which prospective change, pronouncement or decision is announced on or after the date of original issuance of the Preferred Securities of such Trust, there is more than an insubstantial risk that (i) the Trust is, or will be within 90 days of the date of such Opinion of Counsel, subject to United States federal income tax with respect to income received or accrued on the corresponding series of Securities issued by the Company to such Trust, (ii) interest payable by the Company on such corresponding series of Securities is not, or within 90 days of the date of such Opinion of Counsel, will not be, deductible by the Company, in whole or in part, for United States federal income tax purposes or (iii) such Trust is, or will be within 90 days of the date of such Opinion of Counsel, subject to more than a de minimis amount of other taxes, duties or other governmental charges. With respect to securities not held by the Trust, "Tax Event" means the receipt by the Company of an opinion of counsel experienced in such matters to the effect that, as a result of any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or as a result of any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which prospective change, pronouncement or decision is announced on or after the date of issuance of the applicable series of Securities under this Indenture, there is more than an insubstantial risk that interest payable by the Company on such series of Securities is not, or within 90 days of the date of such opinion will not be, deductible by the Company, in whole or in part, for United States federal income tax purposes.

     "Transfer Restricted Security," with respect to the Securities of a series, has the meaning set forth in the Exchange and Registration Rights Agreement which relates to the Securities of such series.

     "Trust" has the meaning specified in the first recital of this Indenture.

     "Trust Agreement", with respect to any Trust, means the Trust Agreement substantially in the form attached hereto as Annex A, as amended by the form of Amended and Restated Trust Agreement substantially in the form attached hereto as Annex B, or substantially in such form as may be specified as contemplated by Section 3.1 with respect to the Securities of any series, in each case as amended from time to time.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder and, if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

     "Trust Indenture Act" means the Trust Indenture Act of 1939 (15 U.S.C. (S) 77aaa-77bbb), as amended and as in effect on the date as of this Indenture, except as provided in Section 9.5.

     "Trust Securities", as applied to any Trust, means any of the Common Securities or the Preferred Securities of the Trust.

     "Vice President", when used with respect to the Company means any duly appointed vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

     "Wholly Owned Subsidiary" of any Person means a Subsidiary of such Person all of the outstanding Capital Stock or other ownership interests of which (other than directors' qualifying shares) shall at the time be owned by such Person or by one or more Wholly Owned Subsidiaries of such Person or by such Person and one or more Wholly Owned Subsidiaries of such Person.

     Section 1.2.   Compliance Certificate and Opinions.

     Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent (including covenants, compliance with which constitutes a condition precedent), if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent (including covenants compliance with which constitute a condition precedent), if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than the certificates provided pursuant to Section 10.4) shall include:

     (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

     (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

     (3) a statement that, in the opinion of each such individual, he has made or caused to be made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

     (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

     Section 1.3.   Forms of Documents Delivered to Trustee.

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer or counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based are erroneous. Any Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel rendering such Opinion of Counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions, or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     Section 1.4.   Acts of Holders.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given to or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent or proxy duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments is or are delivered to the Trustee, and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent or proxy shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a Person acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

     (c) The fact and date of the execution by any Person of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient and in accordance with such rules as the Trustee may determine.

     (d) The ownership of Securities shall be proved by the Securities Register.

     (e) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

     (f) The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities of such series, provided that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of the relevant Outstanding Securities on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date, provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of the relevant Outstanding Securities on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of the relevant Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of the relevant Securities in the manner set forth in Section 1.6.

     The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 5.2, (iii) any request to institute proceedings referred to in
Section 5.7(2) or (iv) any direction referred to in Section 5.12, in each case with respect to the relevant Securities. If any record date is set pursuant to this paragraph, the Holders of the relevant Outstanding Securities on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date, provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of the relevant Outstanding Securities on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of the relevant Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of the relevant Securities in the manner set forth in Section 1.6.

     With respect to any record date set pursuant to this Section, the party hereto which sets such record date may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day, provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of the relevant Outstanding Securities in the manner set forth in
Section 1.6, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

     (g) Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

     Section 1.5.   Notices, Etc. to Trustee and Company.

     Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

     (1) the Trustee by any Holder, any holder of Preferred Securities or the Company shall be sufficient for every purpose hereunder if actually made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

     (2) the Company by the Trustee, any Holder or any holder of Preferred Securities shall be sufficient for every purpose (except as otherwise provided in Section 5.1) hereunder if in writing and mailed, first class, postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

     Section 1.6.   Notice to Holders; Waiver.

     Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, to each Holder as of the applicable record date (if any) affected by such event, at the address of such Holder as it appears in the Securities Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     Section 1.7.   Conflict with Trust Indenture Act.

     If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by any of Sections 310 to 317, inclusive, of the Trust Indenture Act through operation of Section 318(c) thereof, such imposed duties shall control. If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part and govern this Indenture, the provisions of the Trust Indenture Act shall control. Any provision of this Indenture may modify or exclude any provision of the Trust Indenture Act that may be so modified or excluded.

     Section 1.8.   Effect of Headings and Table of Contents.

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     Section 1.9.   Successors and Assigns.

     All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

     Section 1.10.   Separability Clause.

     In case any provision of this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section 1.11.   Benefits of Indenture.

     Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors and assigns, the holders of Senior Indebtedness, the Holders of the Securities and, to the extent expressly provided in Sections 5.2, 5.8, 5.9, 5.11, 5.13, 9.1 and 9.2, the holders of Preferred Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

     Section 1.12.   Governing Law.

     THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF.

     Section 1.13.   Non-Business Days.

     In any case where any Interest Payment Date, Redemption Date, Repurchase Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or the Securities) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day (and no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date, Repurchase Date or Stated Maturity, as the case may be, until such next succeeding Business Day) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day (in each case with the same force and effect as if made on the Interest Payment Date, Redemption Date or Repurchase Date or at the Stated Maturity).

                                  ARTICLE II

                                SECURITY FORMS

          Section 2.1.   Forms Generally.

          The Initial Securities, the Exchange Securities and the Registered Securities of each series and the Trustee's certificate of authentication shall be in substantially the forms set forth in this Article, or in such other form or forms as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with applicable tax laws or the rules of any securities exchange or automated quotation system on which the Securities may be listed or traded or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company, and the record of such action and the form of Securities so established shall be delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section
3.3 with respect to the authentication and delivery of such Securities.

          The definitive Securities shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods, if required by any securities exchange or automated quotation system on which the Securities may be listed or traded, on a steel engraved border or steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange or automated quotation system on which the Securities may be listed or traded, all as determined by the officers executing such Securities, as evidenced by their execution of such securities.

          Section 2.2A   Form of Face of Initial Security.

          THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) BY THE INITIAL INVESTOR, (I) TO A PERSON WHO THE TRANSFEROR BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT ACQUIRING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT,
(III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), OR (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES

ACT, OR (B) BY SUBSEQUENT INVESTORS, AS SET FORTH IN (A) ABOVE AND, IN ADDITION, TO AN INSTITUTIONAL ACCREDITED INVESTOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF THE STATES AND OTHER JURISDICTIONS OF THE UNITED STATES. THE HOLDER OF THIS SECURITY AGREES THAT IT WILL COMPLY WITH THE FOREGOING RESTRICTIONS.

                       INTEGON CORPORATION                         [CUSIP ____]
             __% JUNIOR SUBORDINATED DEFERRABLE INTEREST DEBENTURES

No.              $

          INTEGON CORPORATION, a corporation organized and existing under the laws of the State of Delaware (hereinafter called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to),
for value received, hereby promises to pay to                , or registered
assigns, the principal sum of                 Dollars on __________ __, ____[;
provided that the Company may, subject to certain conditions set forth in
Section 3.14 of the Indenture, shorten the Stated Maturity of the principal of this Security to a date not earlier than __________]. The Company further
promises to pay interest on said principal sum from                ,
or from the most recent interest payment date (each such date, an "Interest Payment Date") on which interest has been paid or duly provided for,[monthly] [quarterly] [semi-annually] [if applicable, insert -(subject to deferral as set forth herein)] in arrears on [insert applicable Interest Payment Dates] of each
year, commencing                ,          , at the rate of    % per annum,
until the principal hereof shall have become due and payable, plus Additional Interest, if any, until the principal hereof is paid or duly provided for or made available for payment [if applicable, insert -and on any overdue principal and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the
rate of    % per annum, compounded [monthly] [quarterly] [semi-annually]]. The amount of interest [and Additional Interest, if any] payable for any period shall be computed on the basis of twelve 30-day months and a 360-day year. The amount of interest payable for any partial period shall be computed on the basis of the number of days elapsed in a 360-day year of twelve 30-day months. In the event that any date on which interest is payable on this Security is not a Business Day, then a payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the date the payment was originally payable. A "Business Day" shall mean any day other than (i) a Saturday or Sunday, (ii) a day on which banking institutions in The City of New York are authorized or required by law or executive order to remain closed or (iii) a day on which the Corporate Trust Office of the Trustee [if applicable, insert - or the principal office of the Property Trustee under the Trust Agreement] is closed for business. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest installment, which shall be the [insert definition of Regular Record Dates]. Any such interest installment not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Securities of this series may be listed or traded, and upon such notice as may be required by such exchange or self-regulatory organization, all as more fully provided in said Indenture.

          [If applicable, insert - So long as no Event of Default has occurred and is continuing, the Company shall have the right at any time during the term of this Security to defer payment of interest on this Security, at any time or
from time to time, for up to    consecutive [monthly] [quarterly] [semi-annual]
interest payment periods with respect to each deferral period (each an "Extension Period"), during which Extension Periods the Company shall have the right to make partial payments of interest on any Interest Payment Date, and at the end of which the Company shall pay all interest then accrued and unpaid (together with Additional Interest thereon to the extent permitted by applicable law); provided, however, that no Extension Period shall extend beyond the Stated Maturity of the principal of this Security; provided, further, that during any such Extension Period, the Company shall not, and shall not permit any Subsidiary of the Company to, (i) declare or pay any dividends or distributions on or redeem, purchase, acquire or make a liquidation payment with respect to, any of the Company's capital stock or (ii) make any payment of principal of or interest or premium, if any, on or repay, repurchase or redeem any debt securities of the Company that rank pari passu in all respects with or junior in interest to this Security or (iii) make any guarantee payments with respect to any guarantee by the Company of the debt securities of any Subsidiary of the Company if such guarantee ranks pari passu with or junior in interest to this Security (other than (a) dividends or distributions in the Company's capital stock, (b) any declaration of a dividend in connection with the implementation of a Rights Plan or the issuance of stock under any such Rights Plan in the future, or the redemption or repurchase of any rights distributed pursuant to a Rights Plan, (c) payments under the Guarantee with respect to this Security, (d) purchases of Common Stock related to the issuance of Common Stock or rights or options under any of the Company's benefit plans for its directors, officers, employees or other persons within the definition of "employee" for purposes of a registration of shares for an employee benefit plan of the Company, related to the issuance of Common Stock or rights under a dividend reinvestment or stock purchase plan, or related to the issuance of Common Stock (or securities convertible into or exchangeable for Common Stock) as consideration in an acquisition transaction that was entered into prior to the commencement of such Extension Period and (e) payments of accrued dividends (and cash in lieu of fractional shares) upon conversion into Common Stock of any convertible preferred stock of the Company of any series now or hereinafter outstanding, in accordance with the terms of such stock). Prior to the termination of any such Extension Period, the Company may further defer the payment of interest,
provided that no Extension Period shall exceed     consecutive [monthly]
[quarterly] [semi-annual] periods or extend beyond the Stated Maturity of the principal of this Security. Upon the termination of any such Extension Period and upon the payment of all accrued and unpaid interest and any Additional Interest then due, the Company may elect to begin a new Extension Period, subject to the above requirements. No interest shall be due and payable during an Extension Period except at the end thereof. The Company shall give the Holder of this Security and the Trustee notice of its election to begin any Extension Period at least one Business Day prior to the next succeeding Interest Payment Date on which interest on this Security would be payable but for such deferral [if applicable, insert - or, with respect to the Securities issued to a Trust, so long as such Securities are held by such Trust, prior to the earlier of (i) the next succeeding date on which Distributions on the Preferred Securities would be payable but for such deferral or (ii) the date the Administrative Trustees are required to give notice to any securities exchange or other applicable self-regulatory organization or to holders of such Preferred Securities of the record date or the date such Distributions are payable, but in any event not less than one Business Day prior to such record date.]]

          Payment of principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the United States, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; [if applicable, insert -; provided, however, that at the option of the Company] payment of interest may be made (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Securities Register or (ii) by wire transfer or direct deposit in immediately available funds at such place and to such account as may be designated in writing by the relevant Regular Record Date by the Person entitled thereto as specified in the Securities Register. ]

          The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and junior in right of payment to the prior payment in full of all Senior Indebtedness, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such actions as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes. Each Holder hereof, by his acceptance hereof, waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


                         INTEGON CORPORATION


                         By:
                            ---------------------------------
                            [President or Vice President]

Attest:


-------------------------------------
[Secretary or Assistant Secretary]

   Section 2.2B   Form of Face of Exchange Security and Registered Security.

                       INTEGON CORPORATION                       [CUSIP ____]
             __% JUNIOR SUBORDINATED DEFERRABLE INTEREST DEBENTURES

No.              $

          INTEGON CORPORATION, a corporation organized and existing under the laws of the State of Delaware (hereinafter called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to),
for value received, hereby promises to pay to            , or registered
assigns, the principal sum of                 Dollars on __________ __, ____[;
provided that the Company may, subject to certain conditions set forth in
Section 3.14 of the Indenture, shorten the Stated Maturity of the principal of this Security to a date not earlier than __________]. The Company further
promises to pay interest on said principal sum from                ,
or from the most recent interest payment date (each such date, an "Interest Payment Date") on which interest has been paid or duly provided for, [monthly] [quarterly] [semi-annually] [if applicable, insert - (subject to deferral as set forth herein)] in arrears on [insert applicable Interest Payment Dates] of each
year, commencing                ,          , at the rate of    % per annum,
until the principal hereof shall have become due and payable [if applicable, insert - , plus Additional Interest, if any,] until the principal hereof is paid or duly provided for or made available for payment [if applicable, insert - and on any overdue principal and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue
installment of interest at the rate of    % per annum, compounded [monthly]
[quarterly] [semi-annually]]. The amount of interest [plus Additional Interest, if any] payable for any period shall be computed on the basis of twelve 30-day months and a 360-day year. The amount of interest payable for any partial period shall be computed on the basis of the number of days elapsed in a 360-day year of twelve 30-day months. In the event that any date on which interest is payable on this Security is not a Business Day, then a payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the date the payment was originally payable. A "Business Day" shall mean any day other than (i) a Saturday or Sunday, (ii) a day on which banking institutions in The City of New York are authorized or required by law or executive order to remain closed or (iii) a day on which the Corporate Trust Office of the Trustee [if applicable, insert - or the principal office of the Property Trustee under the Trust Agreement] is closed for business. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest installment, which shall be the [insert definition of Regular Record Dates]. Any such interest installment not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Securities of this series may be listed or traded, and upon such notice as may be required by such exchange or self-regulatory organization, all as more fully provided in said Indenture.

          [If applicable, insert - So long as no Event of Default has occurred and is continuing, the Company shall have the right at any time during the term of this Security to defer payment of interest on this Security, at any time or
from time to time, for up to    consecutive [monthly] [quarterly] [semi-annual]
interest payment periods with respect to each deferral period (each an "Extension Period"), during which Extension Periods the Company shall have the right to make partial payments of interest on any Interest Payment Date, and at the end of which the Company shall pay all interest then accrued and unpaid (together with Additional Interest thereon to the extent permitted by applicable law); provided, however, that no Extension Period shall extend beyond the Stated Maturity of the principal of this Security; provided, further, that during any such Extension Period, the Company shall not, and shall not permit any Subsidiary of the Company to, (i) declare or pay any dividends or distributions on or redeem, purchase, acquire or make a liquidation payment with respect to, any of the Company's capital stock or (ii) make any payment of principal of or interest or premium, if any, on or repay, repurchase or redeem any debt securities of the Company that rank pari passu in all respects with or junior in interest to this Security or (iii) make any guarantee payments with respect to any guarantee by the Company of the debt securities of any Subsidiary of the Company if such guarantee ranks pari passu with or junior in interest to this Security (other than (a) dividends or distributions in the Company's capital stock, (b) any declaration of a dividend in connection with the implementation of a Rights Plan or the issuance of stock under any such Rights Plan in the future, or the redemption or repurchase of any rights distributed pursuant to a Rights Plan, (c) payments under the Guarantee with respect to this Security, (d) purchases of Common Stock related to the issuance of Common Stock or rights or options under any of the Company's benefit plans for its directors, officers, employees or other persons within the definition of "employee" for purposes of a registration of shares for an employee benefit plan of the Company, related to the issuance of Common Stock or rights under a dividend reinvestment and stock purchase plan, or related to the issuance of Common Stock (or securities convertible into or exchangeable for Common Stock) as consideration in an acquisition transaction that was entered into prior to the commencement of such Extension Period and (e) payments of accrued dividends (and in cash in lieu of fractional shares) upon conversion into Common Stock of any convertible preferred stock of the Company of any series now or hereinafter outstanding, in accordance with the terms of such stock). Prior to the termination of any such Extension Period, the Company may further defer the payment of interest, provided that no Extension Period shall exceed consecutive [months] [quarters] [semi-annual periods] or extend beyond the Stated Maturity of the principal of this Security. Upon the termination of any such Extension Period and upon the payment of all accrued and unpaid interest and any Additional Interest then due, the Company may elect to begin a new Extension Period, subject to the above requirements. No interest shall be due and payable during an Extension Period except at the end thereof. The Company shall give the Holder of this Security and the Trustee notice of its election to begin any Extension Period at least one Business Day prior to the next succeeding Interest Payment Date on which interest on this Security would be payable but for such deferral [if applicable, insert - or, with respect to the Securities issued to a Trust, so long as such Securities are held by such Trust, prior to the earlier of (i) the next succeeding date on which Distributions on the Preferred Securities would be payable but for such deferral or (ii) the date the Administrative Trustees are required to give notice to any securities exchange or other applicable self-regulatory organization or to holders of such Preferred Securities of the record date or the date such Distributions are payable, but in any event not less than one Business Day prior to such record date]].

          Payment of principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the United States, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; [if applicable, insert - provided, however, that at the option of the Company payment of interest may be made (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Securities Register or (ii) by wire transfer or direct deposit in immediately available funds at such place and to such account as may be designated in writing by the relevant Regular Record Date by the Person entitled thereto as specified in the Securities Register.]

          The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and junior in right of payment to the prior payment in full of all Senior Indebtedness, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such actions as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes. Each Holder hereof, by his acceptance hereof, waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


                         INTEGON CORPORATION


                         By:
                             -------------------------------
                             [President or Vice President]

Attest:


-------------------------------------
[Secretary or Assistant Secretary]

          Section 2.3.   Form of Reverse of Security.

          This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under a Junior Subordinated Indenture, dated as of February 10, 1997 (herein called the "Indenture"), between the Company and First Union National Bank of North Carolina, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [, limited in
aggregate principal amount to $            ].

          All terms used in this Security that are defined in the Indenture [if applicable, insert -or in the Amended and Restated Trust Agreement, dated as of ___________, as amended (the "Trust Agreement") among Integon Corporation, as Depositor, and the Trustees named therein,] shall have the meanings assigned to them in the Indenture [if applicable, insert -or the Trust Agreement, as the case may be].

          [If applicable, insert - The Company may at any time, at its option, and subject to the terms and conditions of Article XII of the Indenture, redeem this Security in whole at any time or in part from time to time [if applicable, insert - on or after ______ at the following redemption prices (expressed in percentages of principal amount thereof), together with accrued and unpaid interest, including Additional Interest, if any, up to but excluding the Redemption Date, if the redemption occurs during the relevant 12-month period beginning ________ of the years indicated:

Year    Redemption    Price      Year    Redemption Price
----    ----------    -----      ----    ----------------



and thereafter at a redemption price equal to 100% of the principal amount thereof] [if applicable, insert - on or after ______ in any year commencing at a redemption price equal to ____% of the principal amount thereof] [if applicable, insert - including Additional Interest, if any] to but excluding the Redemption Date. ]

          [If applicable, insert - Upon the occurrence and during the continuation of a Tax Event [if applicable, insert description of other conditions], the Company may, at its option, at any time within 90 days of the occurrence of such Tax Event, redeem this Security, in whole but not in part, subject to the provisions of Section 12.7 and the other provisions of Article XII of the Indenture, at a redemption price equal to 100% of the principal amount thereof plus accrued and unpaid interest, including Additional Interest, if any, to but excluding the Redemption Date.

          [If applicable, insert - So long as no Event of Default has occurred and is continuing, if (i) the Trust is the Holder of all of the outstanding Securities of this series, and (ii) a Tax Event has occurred and is continuing in respect of such Securities, the Company shall pay to the Trust (or its permitted successor under the Trust Agreement) for so long as the Trust (or its permitted successor) is the registered holder of all of the Outstanding Securities of such series, together with any payment of principal of (or premium, if any) or interest (including any Additional Interest) on such Securities, such additional sums as may be necessary in order that the amount of Distributions (including any Additional Amounts (as defined in the Trust Agreement)) then payable by the Trust in respect of the Preferred Securities and Common Securities in accordance with the terms thereof shall not be reduced as a result of any Additional Taxes arising from such Tax Events.]

          [If applicable, insert - Upon the occurrence of a Change of Control, the Holder of this Security will have the right, subject to certain conditions specified in the Indenture, to require the Company to repurchase in whole or in
part this Security at a repurchase price equal to    % of the aggregate
principal amount of this Security, plus accrued and unpaid interest, including Additional Interest, if any, to but excluding the Repurchase Date, as provided in, and subject to the terms of, the Indenture.]

          In the event of redemption [or repurchase] of this Security in part only, a new Security or Securities of this series for the unredeemed [or non-repurchased] portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

          The Indenture contains provisions for satisfaction and discharge of the entire indebtedness of this Security upon compliance by the Company with certain conditions set forth in the Indenture.

          [If applicable, insert description of covenants]

          The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee at any time to enter into a supplemental indenture or indentures for the purpose of modifying in any manner the rights and obligations of the Company and of the Holders of the Securities, with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of all series to be affected by such supplemental indenture [if the Securities of this series are issued to a Trust, insert - ; provided that so long as any of the Preferred Securities issued by the Trust remain outstanding no such amendment shall be made that adversely affects the holders of such Preferred Securities in any material respect]. The Indenture also contains provisions permitting Holders of specified percentages in principal amount of the Securities of all series at the time Outstanding, on behalf of the Holders of all Securities of such series, [if the Securities of this series are issued to a Trust, insert - and the holders of specified percentages in Liquidation Amount of Preferred Securities issued by the Trust, on behalf of all holders of Preferred Securities issued by the Trust,] to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

          [If the Security is not a Discount Security, - As provided in and subject to the provisions of the Indenture, if an Event of Default with respect to the Securities of this series at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of this series may declare the principal amount of all the Securities of this series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders) [if the Securities of this series are issued to a Trust, insert - provided that, if upon an Event of Default, the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of this series fails to declare the principal of all the Securities of this series to be immediately due and payable, the holders of at least 25% in aggregate Liquidation Amount of the Preferred Securities then outstanding shall have such right by a notice in writing to the Company and the Trustee]; and upon any such declaration the principal amount of and the accrued interest (including any Additional Interest) on all the Securities of this series shall become immediately due and payable, provided that the payment of principal and interest (including any Additional Interest) on such Securities shall remain subordinated to the extent provided in Article XIII of the Indenture.]

          [If the Security is a Discount Security, -As provided in and subject to the provisions of the Indenture, if an Event of Default with respect to the Securities of this series at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than such portion of the principal amount as may be specified in the terms of this series may declare an amount of principal of the Securities of this series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders) [if the Securities of this series issued are to a Trust, insert - provided that, if upon an Event of Default, the Trustee or the Holders of the requisite principal amount of the Outstanding Securities of this series fails to declare the principal of all the Securities of this series to be immediately due and payable, the holders of at least 25% in aggregate Liquidation Amount of the Preferred Securities then outstanding shall have such right by a notice in writing to the Company and the Trustee. Such amount shall be equal to - insert formula for determining the amount.] Upon any such declaration, such amount of the principal of and the accrued interest (including any Additional Interest) on all the Securities of this series shall become immediately due and payable, provided that the payment of principal and interest (including any Additional Interest) on such Securities shall remain subordinated to the extent provided in Article XIII of the Indenture. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest, if any, on this Security shall terminate.]

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Securities Register, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained under Section 10.2 of the Indenture duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Securities Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of such series of a different authorized denomination, as requested by the Holder surrendering the same.

          The Company and, by its acceptance of this Security or a beneficial interest therein, the Holder of, and any Person that acquires a beneficial interest in, this Security agree that for United States federal, state and local tax purposes it is intended that this Security constitute indebtedness.

          THE INDENTURE AND THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

          [If applicable, insert certification for transfers of Transfer Restricted Securities]

          Section 2.4.  Additional Provisions Required in Global Security.

          Any Global Security issued hereunder shall, in addition to the provisions contained in Sections 2.2A, 2.2B and 2.3, bear a legend in substantially the following form:

          "This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depository or a nominee of a Depository. This Security is exchangeable for Securities registered in the name of a person other than the Depository or its nominee only in the limited circumstances described in the Indenture and may not otherwise be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository, which shall be treated by the Company and any agent thereof as the owner and holder of the Securities for all purposes."

          Section 2.5. Form of Trustee's Certificate of Authentication.

          "This is one of the Securities referred to in the within mentioned Indenture.

Dated:
                         First Union National Bank of North Carolina as Trustee

                         By:
                            --------------------------
                             Authorized Signatory"

                                  ARTICLE III

                                 THE SECURITIES

          Section 3.1. Title and Terms.

          The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

          The Securities may be issued from time to time in one or more series. The following matters shall be established in or pursuant to a Board Resolution, and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of a series:

          (a) the title of the Securities of such series, which shall distinguish the Securities of the series from all other Securities;

          (b) the limit, if any, upon the aggregate principal amount of the Securities of such series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 3.4, 3.5, 3.6, 9.6 or 12.6 and except for any Securities which, pursuant to the last paragraph of Section 3.3, are deemed never to have been authenticated and delivered hereunder); provided, however, that the authorized aggregate principal amount of such series may be increased above such amount by a Board Resolution to such effect;

          (c) the Stated Maturity or Maturities on which the principal of the Securities of such series is payable or the method of determination thereof and the right, pursuant to Section 3.14 or as otherwise set forth therein, of the Company to shorten the Stated Maturity or Maturities of the principal of the Securities of such series;

          (d) the rate or rates, if any, at which the Securities of such series shall bear interest, if any, the rate or rates and extent to which Additional Interest, if any, shall be payable in respect of any Securities of such series, the Interest Payment Dates on which such interest shall be payable, the right, pursuant to Section 3.11 or as otherwise set forth therein, of the Company to defer or extend an Interest Payment Date, and the Regular Record Date for the interest payable on any Interest Payment Date or the method by which any of the foregoing shall be determined;

          (e) the place or places where the principal of (and premium, if any) and interest on the Securities of such series shall be payable, the place or places where the Securities of such series may be presented for registration of transfer or exchange, and the place or places where notices and demands to or upon the Company in respect of the Securities of such series may be made;

          (f) the period or periods within which, or the date or dates on which, if any, the price or prices at which and the terms and conditions upon which the Securities of such series may be redeemed, in whole or in part, at the option of the Company;

          (g) the obligation or the right, if any, of the Company to redeem, repay or purchase the Securities of such series pursuant to any sinking fund, amortization or analogous provisions or upon the happening of a specified event, or at the option of a Holder thereof, and the period or periods within which, the price or prices at which, the currency or currencies (including currency unit or units) in which and the other terms and conditions upon which Securities of the series shall be redeemed, repaid or purchased, in whole or in part, pursuant to such obligation;

          (h) the denominations in which any Securities of such series shall be issuable, if other than denominations of $1,000 and any integral multiple of $1,000 in excess thereof;

          (i) if other than Dollars, the currency or currencies (including currency unit or units) in which the principal of (and premium, if any) and interest, if any, on the Securities of the series shall be payable, or in which the Securities of the series shall be denominated;

          (j) the additions, modifications or deletions, if any, in the Events of Default or covenants of the Company set forth herein with respect to the Securities of such series;

          (k) if other than the principal amount thereof, the portion of the principal amount of Securities of such series that shall be payable upon declaration of acceleration of the Maturity thereof;

          (l) the additions or changes, if any, to this Indenture with respect to the Securities of such series as shall be necessary to permit or facilitate the issuance of the Securities of such series in bearer form, registrable or not registrable as to principal, and with or without interest coupons;

          (m) any index or indices used to determine the amount of payments of principal of and premium, if any, on the Securities of such series or the manner in which such amounts will be determined;

          (n) whether the Securities of the series, or any portion thereof, shall initially be issuable in the form of a temporary Global Security representing all or such portion of the Securities of such series and provisions for the exchange of such temporary Global Security for Definitive Securities of such series;

          (o) if applicable, that any Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the respective Depositories for such Global Securities, the form of any legend or legends which shall be borne by any such Global Security in addition to or in lieu of that set forth in Section 2.4 and any circumstances in addition to or in lieu of those set forth in Sections 3.3 and 3.5 in which any such Global Security may be exchanged in whole or in part for Securities registered, and any transfer of such Global Security in whole or in part may be registered, in the name or names of Persons other than the Depository for such Global Security or a nominee thereof;

          (p) the appointment of any Paying Agent or Agents for the Securities of such series;

          (q) the terms of any right to convert or exchange Securities of such series into any other securities or property of the Company, and the additions or changes, if any, to this Indenture with respect to the Securities of such series to permit or facilitate such conversion or exchange;

          (r) the form or forms of the Trust Agreement, Amended and Restated Trust Agreement and Guarantee Agreement, if different from the forms attached hereto as Annexes A, B and C, respectively;

          (s) the relative degree, if any, to which the Securities of the series shall be senior to or be subordinated to other series of Securities in right of payment, whether such other series of Securities are Outstanding or not; and

          (t) any other terms of the Securities of such series (which terms shall not be inconsistent with the provisions of this Indenture).

          All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided herein or in or pursuant to such Board Resolution and set forth in such Officers' Certificate or in any such indenture supplemental hereto.

          If any of the terms of the Securities of any series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

          The Securities shall be subordinated in right of payment to Senior Indebtedness as provided in Article XIII.

          Section 3.2. Denominations.

          The Securities of each series shall be in registered form without coupons and shall be issuable in denominations of $1,000 and any integral multiples of $1,000 in excess thereof, unless otherwise specified as contemplated by Section 3.1.

          Section 3.3. Execution, Authentication, Delivery and Dating.

          The Securities shall be executed on behalf of the Company by its President or one of its Vice Presidents under its corporate seal reproduced or impressed thereon and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

          Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities. At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver
(i) Initial Securities or Registered Securities of any series for original issue, executed by the Company to the Trustee for authentication, and (ii) Exchange Securities for issue only in a Registered Exchange Offer pursuant to an Exchange and Registration Rights Agreement in exchange for a like aggregate principal amount of Initial Securities exchanged pursuant thereto, provided, in each such case, such Securities are accompanied by a Company Order for the authentication and delivery of such Securities, whereupon the Trustee in accordance with the Company Order shall authenticate and make such Securities available for delivery as in the Indenture provided and not otherwise. If the form or terms of the Securities of the series have been established by or pursuant to one or more Board Resolutions as permitted by Sections 2.1 and 3.1, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel stating,

          (1) if the form of such Securities has been established by or pursuant to Board Resolution as permitted by Section 2.1, that such form has been established in conformity with the provisions of this Indenture;

          (2) if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 3.1, that such terms have been established in conformity with the provisions of this Indenture;

          (3) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and

          (4) that all requirements of New York and Federal law, the Delaware General Corporation Law and the Delaware Business Trust Act in respect of the execution and delivery by the Company of such Securities, and all covenants and conditions set forth in this Indenture which are conditions precedent hereto, have been complied with.

If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

          Notwithstanding the provisions of Section 3.1 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 3.1 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

          Each Security shall be dated the date of its authentication.

          No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for can cellation as provided in Section 3.9, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall not be entitled to the benefits of this Indenture.

          The following clauses (1), (2) and (3) shall apply only to Global Securities deposited with or on behalf of the Depository.

          (1) The Company shall execute and the Trustee shall authenticate and deliver initially one or more Global Securities that (i) shall be registered in the name of the Depository for such Global Security or Global Securities or the registered nominee of such Depository and (ii) shall be held by the Trustee as Securities Custodian for the Depository.

          (2) Members of, or participants in, the Depository ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depository or by the Trustee as the Securities Custodian of the Depository under such Global Security, and the Depository may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or shall impair, as between the Depository and its Agent Members, the operation of customary practices of such Depository governing the exercise of the rights of a holder of a beneficial interest in any Global Security.

          (3) Except as otherwise provided herein, owners of beneficial interests in Global Securities shall not be entitled to receive physical delivery of certificated Securities. Purchasers of Initial Securities who are not QIBs shall receive certificated Initial Securities ("Restricted Certificated Securities"); provided, however, that upon transfer of such Restricted Certificated Securities to a QIB, such Restricted Certificated Securities shall, unless the relevant Global Security has previously been exchanged, be exchanged for an interest in a Global Security pursuant to the provisions of Section 3.5 hereof.

          Section 3.4. Temporary Securities.

          Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and make available for delivery, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities of such series in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

          If temporary Securities of any series are issued, the Company will cause definitive Securities of such series to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for that purpose without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor one or more definitive Securities of the same series, of any authorized denominations, of like aggregate principal amount, having the same Original Issue Date and Stated Maturity and having the same terms as such temporary Securities. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

          Section 3.5. Registration, Transfer and Exchange.

          The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. Such register is herein sometimes referred to as the "Securities Register." The Trustee is hereby appointed "Securities Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

          (a)  Transfer and Exchange of Definitive Securities.  When Definitive
               ----------------------------------------------
Securities are presented to the Securities Registrar with a request:

               (i) to register the transfer of such Definitive Securities; or

          (ii) to exchange such Definitive Securities for Definitive Securities in an equal aggregate principal amount of Definitive Securities of other authorized denominations,

the Securities Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Definitive Securities surrendered for transfer or exchange:

          (A) shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Trustee and the Securities Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing; and

          (B) in the case of Transfer Restricted Securities that are Definitive Securities, are being transferred or exchanged either pursuant to an effective registration statement under the Securities Act, or pursuant to clause (1), (2), or (3) below and are accompanied by the following additional information and documents, as applicable:

          (1) if such Transfer Restricted Securities are being delivered to the Securities Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect (in substantially the form set forth on the reverse of the Security); or

          (2) if such Transfer Restricted Securities are being transferred to the Company or to a QIB in accordance with Rule 144A under the Securities Act, a certification to that effect (in substantially the form set forth on the reverse of the Security); or

          (3) if such Transfer Restricted Securities are being transferred (w) pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act or (x) to an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act that is acquiring the security for its own account, or for the account of such an institutional accredited investor, in each case in a minimum principal amount of the Securities of $100,000 for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act or (y) in reliance on another exemption from the registration requirements of the Securities Act: (I) a certification to that effect and (II) if the Company or the Securities Registrar so requests, an Opinion of Counsel reasonably acceptable to the Company and to the Securities Registrar to the effect that such transfer is in compliance with the Securities Act.

          (b)  Restrictions of Transfer of a Definitive Security For a
               -------------------------------------------------------
Beneficial Interest in a Global Security.  A Definitive Security may not be
----------------------------------------
exchanged for a beneficial interest in a Global Security except upon satisfaction of the requirements set forth below. Upon receipt by the Trustee of a

Definitive Security, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Trustee, together with:

          (i) if such Definitive Security is a Transfer Restricted Security, certification that such Definitive Security is being transferred to a QIB in accordance with Rule 144A under the Securities Act; and

          (ii) whether or not such Definitive Security is a Transfer Restricted Security, written instructions directing the Trustee to make, or to direct the Securities Custodian to make, an adjustment on its books and records with respect to such Global Security to reflect an increase in the aggregate principal amount of the Securities represented by the Global Security, then the Trustee shall cancel such Definitive Security and cause, or direct the Securities Custodian to cause, in accordance with the standing instructions and procedures existing between the Depository and the Securities Custodian, the aggregate principal amount of Securities represented by the Global Security to be increased accordingly. If no Global Securities are then outstanding, the Company shall issue and the Trustee shall authenticate, upon written order of the Company in the form of an Officers' Certificate, a new Global Security in the appropriate principal amount.

Neither the Trustee nor the Securities Registrar has duties to obtain certificates or other documentation with respect to the transfer or exchange between or among any Depository participants, members or beneficial owners in any global security and shall have no liability or responsibility with respect to the legality thereof.

          (c)  Transfer and Exchange of Global Securities.  The transfer and
               ------------------------------------------
exchange of Global Securities or beneficial interests therein shall be effected through the Depository, in accordance with this Indenture (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Depository therefor.

          (d) Transfer of a Beneficial Interest in a Global Security For a Definitive Security.
--------------------------------------------------------------------------

          (i) Any person having a beneficial interest in a Global Security that is being transferred or exchanged either pursuant to an effective registration statement under the Securities Act or pursuant to clause (A), (B) or (C) below may upon request, and if accompanied by the information specified below, exchange such beneficial interest for a Definitive Security of the same aggregate principal amount. Upon receipt by the Trustee of written instructions or such other form of instructions as is customary for the Depository from the Depository or its nominee on behalf of any Person having a beneficial interest in a Global Security and upon receipt by the Trustee of a written order or such other form of instructions as is customary for the Depository or the Person designated by the Depository as having such a beneficial interest in a Transfer Restricted Security only, the following additional information and documents (all of which may be submitted by facsimile):

          (A) if such beneficial interest is being transferred to the Person designated by the Depository as being the owner of a beneficial interest in a Global Security, a certification from such Person to that effect (in substantially the form set forth on the reverse of the Security); or

          (B) if such beneficial interest is being transferred to a QIB in accordance with Rule 144A under the Securities Act, a certification to that effect (in substantially the form set forth on the reverse of the Security); or

          (C) if such beneficial interest is being transferred (w) pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act, or (x) to an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act that is acquiring the security for its own account, or for the account of such an institutional accredited investor, in each case in a minimum principal amount of the Securities of $100,000, for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act; or (y) in reliance on another exemption from the registration requirements of the Securities Act: (I) a certification to that effect from the transferee or transferor and (II) if the Trustee or the Securities Registrar so requests, an Opinion of Counsel from the transferee or transferor reasonably acceptable to the Company and to the Securities Registrar to the effect that such transfer is in compliance with the Securities Act, then the Trustee or the Securities Custodian, at the direction of the Trustee, shall cause, in accordance with the standing instructions and procedures existing between the Depository and the Securities Custodian, the aggregate principal amount of the Global Security to be reduced on its books and records and, following such reduction, the Company shall execute and the Trustee shall authenticate and deliver to the transferee a Definitive Security.

          (ii) Definitive Securities issued in exchange for a beneficial interest in a Global Security pursuant to this Section 3.5(d) shall be registered in such names and in such authorized denominations as the Depository, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Definitive Securities to the Persons in whose names such Securities are so registered in accordance with the written instructions of the Depository.

          (e)  Restrictions on Transfer and Exchange of Global Securities.
               ----------------------------------------------------------
Notwithstanding any other provisions of this Indenture, a Global Security may not be transferred as a whole except by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository.

          (f)  Legend.
               ------

          (i) Except as permitted by the following paragraph (ii), each certificate evidencing the Global Securities and the Definitive Securities (and all Securities issued in exchange therefor or substitution thereof) shall bear a legend in substantially the form contemplated by Sections 2.2A, 2.2B and 2.4, if applicable.

          (ii) Upon any sale or transfer of a Transfer Restricted Security (including any Transfer Restricted Security represented by a Global Security) pursuant to Rule 144 under the Securities Act or an effective registration statement under the Securities Act:

          (A) in the case of any Transfer Restricted Security that is a Definitive Security, the Securities Registrar shall permit the Holder thereof to exchange such Transfer Restricted Security for a Definitive Security that does not bear the legend set forth in Section 2.4 and rescind any restriction on the transfer of such Transfer Restricted Security; and

          (B) any such Transfer Restricted Security represented by a Global Security shall not be subject to the provisions set forth in clause (i) of this
Section 3.5(f) (such sales or transfers being subject only to the provisions of Section 3.5(c) hereof); provided, however, that with respect to any request for an exchange of a Transfer Restricted Security that is represented by a Global Security for a Definitive Security that does not bear the legend set forth in
Section 2.4, which request is made in reliance upon Rule 144, the Holder thereof shall certify in writing to the Securities Registrar that such request is being made pursuant to Rule 144.

          (g)  Cancellation and/or Adjustment of Global Security.  At such time
               -------------------------------------------------
as all beneficial interests in a Global Security have either been exchanged for Definitive Securities, redeemed, repurchased or canceled, such Global Security shall be returned to the Depository for cancellation or retained and canceled by the Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Security is exchanged for Definitive Securities, redeemed, repurchased or canceled, the principal amount of Securities represented by such Global Security shall be reduced and an adjustment shall be made on the books and records of the Trustee (if it is then the Securities Custodian for such Global Security) with respect to such Global Security, by the Trustee or the Securities Custodian, to reflect such reduction.

          (h) Obligations With Respect to Transfers and Exchanges of Securities.
              -----------------------------------------------------------------

          (i) To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Definitive Securities and Global Securities at the Securities Registrar's written request.

          (ii) No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith.

          (iii) The Securities Registrar shall not be required to register the transfer of or exchange of any Security called for redemption during a period beginning 15 days before the day of selection for such redemption.

          (iv) Prior to the due presentation for registration of transfer of any Security, the Company, the Trustee, the Paying Agent or the Securities Registrar may deem and treat the person in whose name a Security is registered in the Securities Register of such series as the absolute owner of such Security for the purpose of receiving payment of principal and interest on such Security and for all other purposes whatsoever, whether or not such Security is overdue, and none of the Company, the Trustee, the Paying Agent or the Securities Registrar shall be affected by notice to the contrary.

          (v) All Securities issued upon any transfer or exchange pursuant to the terms of this Indenture shall evidence the same Securities and shall be entitled to the same benefits under this Indenture as the Securities surrendered upon such transfer or exchange.

          (i)  Termination of Certain Restrictions on Transfer and Provisions As
               -----------------------------------------------------------------
to Legends and Global Form.  After a transfer of any Initial Securities during
--------------------------
the period of the effectiveness of, and pursuant to, a Shelf Registration Statement with respect to the Initial Securities, all requirements pertaining to legends on such Initial Securities shall cease to apply, the requirements requiring that any such Initial Securities issued to certain Holders be issued in global form shall cease to apply, and certificated Initial Securities without legends shall be made available to the Holders of such Initial Securities. Upon the consummation of a Registered Exchange Offer with respect to the Initial Securities pursuant to which Holders of Initial Securities are offered Exchange Securities in exchange for their Initial Securities, all requirements pertaining to such Initial Securities that Initial Securities issued to certain Holders be issued in global form shall cease to apply and certificated Initial Securities shall be available to Holders of such Initial Securities that do not exchange their Initial Securities, and Exchange Securities in certificated form shall be available to Holders that exchange such Initial Securities in such Registered Exchange Offer.

          Section 3.6. Mutilated, Destroyed, Lost and Stolen Securities.

          If any mutilated Security is surrendered to the Trustee together with such security or indemnity as may be required by the Company or the Trustee to hold each of them harmless, the Company shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor a new Security of the same issue and series of like tenor and principal amount, having the same Original Issue Date and Stated Maturity and bearing the same interest rate as such mutilated Security, and bearing a number not contemporaneously outstanding.

          If there shall be delivered to the Company and to the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security, and (ii) such security or indemnity as may be required by them to hold each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and make available for delivery, in lieu of any such destroyed, lost or stolen Security, a new Security of the same issue and series of like tenor and principal amount, having the same Original Issue Date and Stated Maturity and bearing the same interest rate as such destroyed, lost or stolen Security, and bearing a number not contemporaneously outstanding.

          In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

          Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

          Section 3.7. Payment of Interest; Interest Rights Preserved.

          Interest on any Security of any series which is payable, and is punctually paid or duly provided for, on any Interest Payment Date, shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest in respect of Securities of such series, except that, unless otherwise provided in the Securities of such series, interest payable on the Stated Maturity of the principal of a Security shall be paid to the Person to whom principal is paid. The initial payment of interest on any Security of any series which is issued between a Regular Record Date and the related Interest Payment Date shall be payable as provided in such Security or in the Board Resolution pursuant to Section 3.1 with respect to the related series of Securities. At the option of the Company, interest on any series of Securities may be paid (i) by check mailed to the address of the Person entitled thereto as it shall appear on the Securities Register of such series or (ii) by wire transfer or direct deposit in immediately available funds at such place and to such account as designated by the Person entitled thereto as specified in the Securities Register of such series, provided that proper transfer instructions have been received prior to the relevant Regular Record Date.

          Any interest on any Security which is payable, but is not timely paid or duly provided for, on any Interest Payment Date for Securities of such series (herein called "Defaulted Interest"), shall forthwith cease to be payable to the registered Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series in respect of which interest is in default (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment (which shall allow sufficient time to the Trustee to comply with the notice requirement thereof), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first class, postage prepaid, to each Holder of a Security of such series at the address of such Holder as it appears in the Securities Register not less than 10 days prior to such Special Record Date. The Trustee may, in its discretion, in the name and at the expense of the Company, cause a similar notice to be published at least once in a newspaper, customarily published in the English language on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, but such publication shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

          (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Securities of the series in respect of which interest is in default may be listed or traded and, upon such notice as may be required by such exchange (or by the Trustee if the Securities are not listed), if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such payment shall be deemed practicable by the Trustee.

          Any interest on any Security which is deferred or extended pursuant to
Section 3.11 shall not be Defaulted Interest for the purposes of this Section
3.7.

          Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

          Section 3.8. Persons Deemed Owners.

          The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Security is registered in the Securities Register of such series as the owner of such Security for the purpose of receiving payment of principal of and (subject to Section 3.7) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

          Section 3.9. Cancellation.

          All Securities surrendered for payment, redemption, repurchase, transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee, and any such Securities and Securities surrendered directly to the Trustee for any such purpose shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities shall be returned by the Trustee to the Company and destroyed by the Company.

          Section 3.10. Computation of Interest.

          Except as otherwise specified as contemplated by Section 3.1 for Securities of any series, interest on the Securities of each series for any period shall be computed on the basis of a 360-day year of twelve 30-day months and interest on the Securities of each series for any partial period shall be computed on the basis of the number of days elapsed in a 360-day year of twelve 30-day months.

          Section 3.11. Deferrals of Interest Payment Dates.

          If specified as contemplated by Section 2.1 or Section 3.1 with respect to the Securities of a particular series, so long as no Event of Default has occurred and is continuing, the Company shall have the right, at any time during the term of such series, from time to time to defer the payment of interest on such Securities for such period or periods as may be specified as contemplated by Section 3.1 (each, an "Extension Period") during which Extension Periods the Company shall have the right to make partial payments of interest on any Interest Payment Date. No Extension Period shall end on a date other than an Interest Payment Date. At the end of any such Extension Period the Company shall pay all interest then accrued and unpaid on the Securities (together with Additional Interest thereon, if any, at the rate specified for the Securities of such series to the extent permitted by applicable law) to the Persons in whose names that Securities are registered at the close of business on the Regular Record Date with respect to the Interest Payment Date at the end of such Extension Period; provided, however, that no Extension Period shall extend beyond the Stated Maturity of the principal of the Securities of such series; provided, further, that during any such Extension Period, the Company shall not, and shall not permit any Subsidiary to, (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of the Company's capital stock, (ii) make any payment of principal of or interest or premium, if any, on or repay, repurchase or redeem any debt securities of the Company that rank pari passu in all respects with or junior in interest to the Securities of such series or (iii) make any guarantee payments with respect to any guarantee by the Company of the debt securities of any Subsidiary of the Company if such guarantee ranks pari passu with or junior in interest to the securities of such series (other than (a) dividends or distributions in the Company's capital stock, (b) any declaration of a dividend in connection with the implementation of a Rights Plan or the issuance of stock under any such Rights Plan in the future, or the redemption or repurchase of any rights distributed pursuant to a Rights Plan, (c) payments under the Guarantee with respect to such Security, (d) purchases of Common Stock related to the issuance of Common Stock or rights or options under any of the Company's benefit plans for its directors, officers, employees or other persons within the definition of "employee" for purposes of a registration of shares for an employee benefit plan of the Company, related to the issuance of Common Stock or rights under a dividend reinvestment or stock purchase plan, or related to the issuance of Common Stock (or securities convertible into or exchangeable for Common Stock) as consideration in an acquisition transaction that was entered into prior to the commencement of such Extension Period and (e) payments of accrued dividends (and cash in lieu of fractional shares) upon conversion into Common Stock of any convertible preferred stock of the Company of any series now or hereinafter outstanding, in accordance with the terms of such stock). Prior to the termination of any such Extension Period, the Company may further defer the payment of interest, provided that no Extension Period shall exceed the period or periods specified in such Securities or extend beyond the Stated Maturity of the principal of such Securities. Upon termination of any Extension Period and upon the payment of all accrued and unpaid interest and any Additional Interest then due, the Company may elect to begin a new Extension Period, subject to the above requirements. No interest shall be due and payable during an Extension Period, except at the end thereof. The Company shall give the Holders of the Securities of such series and the Trustee written notice of its election to begin any such Extension Period at least one Business Day prior to the next succeeding Interest Payment Date on which interest on Securities of such series would be payable but for such deferral or, with respect to the Securities of a series issued to a Trust, so long as such Securities are held by such Trust, prior to the earlier of (i) the next succeeding date on which Distributions on the Preferred Securities of such Trust would be payable but for such deferral or (ii) the date the Administrative Trustees of such Trust are required to give notice to any securities exchange or other applicable self-regulatory organization or to holders of such Preferred Securities of the record date or the date such Distributions are payable, but in any event not less than one Business Day prior to such record date.

          The Trustee shall promptly give notice, in the name and at the expense of the Company, of the Company's election to begin any such Extension Period to the holders of the Outstanding Preferred Securities.

          Section 3.12. Right of Set-Off.

          With respect to the Securities of a series issued to a Trust, notwithstanding anything to the contrary in the Indenture, the Company shall have the right to set-off any payment it is otherwise required to make thereunder in respect of any such Security to the extent the Company has theretofore made, or is concurrently on the date of such payment making, a payment under the related Guarantee Agreement for Securities of such series or under Section 5.8 of the Indenture.

          Section 3.13. Agreed Tax Treatment.

          Each Security issued hereunder shall provide that the Company and, by its acceptance of a Security or a beneficial interest therein, the Holder of, and any Person that acquires a beneficial interest in, such Security intend that such Security constitutes indebtedness and agree to treat such Security as indebtedness for United States federal, local and state tax purposes.

          Section 3.14. Shortening of Stated Maturity.

          If specified as contemplated by Section 2.1 or 3.1 with respect to the Securities of a particular series, the Company shall have the right to shorten the Stated Maturity of the principal of the Securities of such series at any time to any date not earlier than the first date on which the Company has the right to redeem the Securities of such series. In the event the Company elects to shorten the Stated Maturity of any Securities, it shall give written notice to the Trustee (which shall allow sufficient time to the Trustee to comply with the notice requirement thereof), and the Trustee shall give notice of such shortening to the Holders, no less than 30 and no more than 60 days prior to the effectiveness thereof.

          Section 3.15. CUSIP Numbers.

          The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption or other notices and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the CUSIP numbers.

                                  ARTICLE IV

                          SATISFACTION AND DISCHARGE

          Section 4.1.   Satisfaction and Discharge of Indenture.

          This Indenture shall, upon Company Request, cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for and as otherwise provided in this Section 4.1) and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

          (1) either

          (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.6 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.3) have been delivered to the Trustee for cancellation; or

          (B) all such Securities not theretofore delivered to the Trustee for cancellation

          (i) have become due and payable, or

          (ii) will become due and payable at their Stated Maturity within one year of the date of deposit, or

          (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of Clause (B) (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose an amount in the currency or currencies in which the Securities of such series are payable sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, including principal (and premium, if any) and interest (including any Additional Interest) to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

          (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.7, the obligations of the Company to any Authenticating Agent under Section 6.14 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 4.2 and the last paragraph of Section 10.3 shall survive.

          Section 4.2.   Application of Trust Money.

          Subject to the provisions of the last paragraph of Section 10.3, all money deposited with the Trustee pursuant to Section 4.1 shall be held in trust and applied by the Trustee, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for the payment of which such money or obligations have been deposited with or received by the Trustee.


                                   ARTICLE V

                                    REMEDIES

          Section 5.1.   Events of Default.

          "Event of Default", wherever used herein with respect to the Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) default in the payment of any interest upon any Security of that series, including any Additional Interest in respect thereof, when it becomes due and payable, and continuance of such default for a period of 30 days (subject to the deferral of any interest payment date in the case of an Extension Period); or

          (2) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity; or

          (3) default in the performance, or breach, in any material respect, of any covenant or warranty of the Company in this Indenture with respect to that series (other than a covenant or warranty a default in the performance of which or the breach of which is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied; or

          (4) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

          (5) the institution by the Company of proceedings to be adjudicated bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit for creditors, or the admission by it in writing of its inability to pay its debts generally as they become due and its willingness to be adjudicated a bankrupt, or the taking of corporate action by the Company in furtherance of any such action; or

          (6) any other Event of Default provided with respect to Securities of that series.

          Section 5.2. Acceleration of Maturity; Rescission and Annulment.

          If an Event of Default (other than an Event of Default specified in Section 5.1(4) or 5.1(5)) with respect to Securities of any series at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount of all the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), provided that, in the case of the Securities of a series issued to a Trust, if, upon an Event of Default, the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series fail to declare the principal amount of all the Securities of that series to be immediately due and payable, the holders of at least 25% in aggregate liquidation amount of the corresponding series of Preferred Securities then outstanding shall have such right by a notice in writing to the Company and the Trustee; and upon any such declaration such principal amount (or specified portion thereof) of and the accrued interest (including any Additional Interest) on all the Securities of such series shall become immediately due and payable. Payment of principal and interest (including any Additional Interest) on such Securities shall remain subordinated to the extent provided in Article XIII notwithstanding that such amount shall become immediately due and payable as herein provided. If an Event of Default specified in Section 5.1(4) or 5.1(5) with respect to Securities of any series at the time Outstanding occurs, the principal amount of all the Securities of that series shall automatically, and without any declaration or other action on the part of the Trustee or any Holder, become immediately due and payable.

          At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

          (1) the Company has paid or deposited with the Trustee a sum sufficient to pay:

          (A) all overdue installments of interest (including any Additional Interest) on all Securities of that series,

          (B) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Securities, and

          (C) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

          (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which has become due solely by such acceleration, have been cured or waived as provided in Section 5.13;

provided that, in the case of Securities of a series held by a Trust, if the Holders of at least a majority in principal amount of the Outstanding Securities of that series fail to rescind and annul such declaration and its consequences, the holders of a majority in aggregate Liquidation Amount (as defined in the Trust Agreement under which such Trust is formed) of the related series of Preferred Securities then outstanding shall have such right by written notice to the Company and the Trustee, subject to the satisfaction of the conditions set forth in Clauses (1) and (2) above of this Section 5.2.

          No such rescission shall affect any subsequent default or impair any right consequent thereon.

          Section 5.3. Collection of Indebtedness and Suits for Enforcement by Trustee.

          The Company covenants that if:

          (1) default is made in the payment of any installment of interest (including any Additional Interest) on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

          (2) default is made in the payment of the principal of (and premium, if any, on) any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest (including any Additional Interest); and, in addition thereto, all amounts owing the Trustee under Section 6.7.

          If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

          If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

           Section 5.4.   Trustee May File Proofs of Claim.

          In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors,

          (a) the Trustee (irrespective of whether the principal of the Securities of any series shall then be due and payable as therein expressed or by declaration of acceleration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal (and premium, if any) or interest (including any Additional Interest)) shall be entitled and empowered, by intervention in such proceeding or otherwise,

          (i) to file and prove a claim for the whole amount of principal (or, if the Securities of that series are Discount Securities, such portion of the principal amount as may be due and payable pursuant to a declaration in accordance with Section 5.2) (and premium, if any) and interest (including any Additional Interest) owing and unpaid in respect to the Securities and to file such other papers or documents as may be necessary or advisable and to take any and all actions as are authorized under the Trust Indenture Act in order to have the claims of the Holders and any predecessor to the Trustee under Section 6.7 allowed in any such judicial proceedings; and

          (ii) in particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same in accordance with Section 5.6; and

          (b) any custodian, receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee for distribution in accordance with Section 5.6, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it and any predecessor Trustee under Section 6.7.

          Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

          Section 5.5. Trustee May Enforce Claims Without Possession of Securities.

          All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of all the amounts owing the Trustee and any predecessor Trustee under Section 6.7, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

          Section 5.6.   Application of Money Collected.

          Any money or property collected or to be applied by the Trustee with respect to a series of Securities pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money or property on account of principal (or premium, if any) or interest (including any Additional Interest), upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

           FIRST: To the payment of all amounts due the Trustee and any predecessor Trustee under Section 6.7;

          SECOND: Subject to Article XIII, to the payment of the amounts then due and unpaid upon such series of Securities for principal (and premium, if any), interest (including any Additional Interest) and Additional Taxes, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such series of Securities for principal (and premium, if any) and interest (including any Additional Interest), respectively; and

          THIRD: The balance, if any, to the Person or Persons entitled thereto.

          Section 5.7.   Limitation on Suits.

          No Holder of any Securities of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture or for the appointment of a receiver, assignee, trustee, liquidator, sequestrator (or other similar official) or for any other remedy hereunder, unless:

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of security or indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing itself of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Securities, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

          Section 5.8. Unconditional Right of Holders to Receive Principal, Premium and Interest; Direct Action by Holders of Preferred Securities.

          Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right which is absolute and unconditional to receive payment of the principal of (and premium, if any) and (subject to Section 3.7) interest (including any Additional Interest) on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption or repurchase, on the Redemption Date or the Repurchase Date, as the case may be), to cause the Company to repurchase such Security in accordance with Section
10.10 (if applicable to such series
of Securities), and to institute suit for the enforcement of any such payment and of the right to cause such repurchase (if applicable to such series of Securities), and such rights shall not be impaired without the consent of such Holder. In the case of Securities of a series held by a Trust, any holder of the corresponding series of Preferred Securities issued by such Trust shall have the right, upon the occurrence of an Event of Default described in Section 5.1(1) or 5.1(2), to institute a suit directly against the Company for enforcement of payment to such holder of principal of (premium, if any) and (subject to Section 3.7) interest (including any Additional Interest) on the Securities having an aggregate principal amount equal to the aggregate Liquidation Amount (as defined in the Trust Agreement under which such Trust is formed) of such Preferred Securities of the corresponding series held by such holder.

          Section 5.9.   Restoration of Rights and Remedies.

          If the Trustee, any Holder or any holder of Preferred Securities has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee, such Holder or such holder of Preferred Securities, then and in every such case, the Trustee, the Holders and such holder of Preferred Securities shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee, the Holders and the holders of Preferred Securities shall continue as though no such proceeding had been instituted.

          Section 5.10.   Rights and Remedies Cumulative.

          Except as otherwise provided in the last paragraph of Section 3.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          Section 5.11.   Delay or Omission Not Waiver.

          No delay or omission of the Trustee, any Holder of any Security or any holder of any Preferred Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein.

          Every right and remedy given by this Article or by law to the Trustee or to the Holders and the right and remedy given to the holders of Preferred Securities by Section 5.8 may be exercised from time to time, and as often as may be deemed expedient, by the Trustee, the Holders or the holders of Preferred Securities, as the case may be.

          Section 5.12.   Control by Holders.

          The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that:

          (1) such direction shall not be in conflict with any rule of law or with this Indenture,

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

          (3) subject to the provisions of Section 6.1, the Trustee shall have the right to decline to follow such direction if a Responsible Officer or Officers of the Trustee shall, in good faith, determine that the proceeding so directed would be unjustly prejudicial to the Holders not joining in any such direction or would involve the Trustee in liability.

          Section 5.13.   Waiver of Past Defaults.

          The Holders of not less than a majority in principal amount of the Outstanding Securities of any series and, in the case of any Securities of a series issued to a Trust, the holders of a majority in Liquidation Amount (as defined in the relevant Trust Agreement) of Preferred Securities issued by such Trust may waive any past default hereunder and its consequences with respect to such series except a default:

          (1) in the payment of the principal of (or premium, if any) or interest (including any Additional Interest) on any Security of such series (unless all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which has become due solely by acceleration, have been cured or annulled as provided in
Section 5.3 and the Company has paid or deposited with the Trustee a sum sufficient to pay all overdue installments of interest (including any Additional Interest) on all Securities of that series, the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Securities, and all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel), or

          (2) in respect of a covenant or provision hereof which under Article IX cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

          Any such waiver shall be deemed to be on behalf of the Holders of all the Securities of such series or, in the case of a waiver by holders of Preferred Securities issued by such Trust, by all holders of Preferred Securities issued by such Trust.

          Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

          Section 5.14.   Undertaking for Costs.

          All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest (including any Additional Interest) on any Security on or after the respective Stated Maturities expressed in such Security or for the enforcement of the right to require the Company to repurchase any Security in accordance with Section 10.10 (if applicable to such series of Securities).

          Section 5.15. Waiver of Usury, Stay or Extension Laws.

          The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE VI

                                  THE TRUSTEE

          Section 6.1.   Certain Duties and Responsibilities.

          (a) Except during the continuance of an Event of Default,

          (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture but not to verify the accuracy of the contents thereof.

          (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

          (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct except that

          (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

          (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

          (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of Holders pursuant to Section 5.12 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series.

          (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (e) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

          Section 6.2.   Notice of Defaults.

          Within 90 days after actual knowledge by a Responsible Officer of the Trustee of the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series, as their names and addresses appear in the Securities Register for such series, notice of such default, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest (including any Additional Interest) on any Security of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of Securities of such series; and provided, further, that, in the case of any default of the character specified in Section 5.1(3), no such notice to Holders of Securities of such series shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

          Section 6.3.   Certain Rights of Trustee.

          Subject to the provisions of Section 6.1:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, Security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (d) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) unless an Event of Default shall have occurred and be continuing, the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, indenture, Security or other paper or document, but the Trustee in its discretion may make such inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

          (h) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

          Section 6.4. Not Responsible for Recitals or Issuance of Securities.

          The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of the Securities or the proceeds thereof.

          Section 6.5.   May Hold Securities.

          The Trustee, any Authenticating Agent, any Paying Agent, any Securities Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 6.8 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Securities Registrar or such other agent.

          Section 6.6.   Money Held in Trust.

          Money held by the Trustee in trust hereunder need not be segregated from other funds except for any funds deposited in the Reserve Account pursuant to Article XI, and except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

          Section 6.7.   Compensation and Reimbursement.

          The Company, as borrower, agrees

          (1) to pay to the Trustee from time to time such compensation as shall be agreed in writing between the Company and the Trustee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (3) to indemnify each of the Trustee and any predecessor Trustee for, and to hold it harmless against, any and all loss, liability, damage, claim or expense (including the reasonable compensation and the expenses and disbursements of its agents and counsel) incurred without negligence or bad faith, arising out of or in connection with the acceptance or administration of this trust or the performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. This indemnification shall survive the defeasance or termination of this Indenture or the earlier resignation or removal of the Trustee.

          To secure the Company's payment obligations in this Section, the Company and the Holders agree that the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee. Such lien shall survive the satisfaction and discharge of this Indenture.

          When the Trustee incurs expenses or renders services after an Event of Default specified in Section 5.1(4) or (5) occurs (including the reasonable charges and expenses of its counsel), the expenses and the compensation for the services are intended to constitute expenses of administration under the Bankruptcy Reform Act of 1978 or any successor statute.

          Section 6.8. Disqualification; Conflicting Interests

          The Trustee for the Securities of any series issued hereunder shall be subject to the provisions of Section 310(b) of the Trust Indenture Act. Nothing herein shall prevent the Trustee from filing with the Commission the application referred to in the second to last paragraph of said Section 310(b).

          Section 6.9. Corporate Trustee Required; Eligibility.

          There shall at all times be a Trustee hereunder which shall be

          (a) a corporation organized and doing business under the laws of the United States of America or of any state or territory or the District of Columbia, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by federal, state, territorial or District of Columbia authority, or

          (b) a corporation or other Person organized and doing business under the laws of a foreign government that is permitted to act as Trustee pursuant to a rule, regulation or order of the Commission, authorized under such laws to exercise corporate trust powers, and subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustees, in either case having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article. Neither the Company nor any Person directly or indirectly controlling, controlled by or under common control with the Company shall serve as Trustee for the Securities of any series issued hereunder.

          Section 6.10. Resignation and Removal; Appointment of Successor.

          (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 6.11.

          (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after such removal, the Trustee being removed may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          (d)   If at any time:

          (1) the Trustee shall fail to comply with Section 6.8 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

          (2) the Trustee shall cease to be eligible under Section 6.9 and shall fail to resign after written request therefor by the Company or by any such Holder, or

          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company, acting pursuant to the authority of a Board Resolution, may remove the Trustee with respect to all Securities, or (ii) subject to Section 5.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee with respect to the Securities of that or those series. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to the Securities of such series and supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, subject to Section 5.14, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Securities of such series as their names and addresses appear in the Securities Register for such series. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

          Section 6.11. Acceptance of Appointment by Successor.

          (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

          (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and
(3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts, and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

          (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

          (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

          Section 6.12. Merger, Conversion, Consolidation or Succession to Business.

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated, and in case any Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor Trustee or in the name of such successor Trustee, and in all cases the certificate of authentication shall have the full force which it is provided anywhere in the Securities or in this Indenture that the certificate of the Trustee shall have.

          Section 6.13. Preferential Collection of Claims Against Company.

          If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

          Section 6.14.   Appointment of Authenticating Agent.

          The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange, registration of transfer, partial redemption or partial repurchase thereof or pursuant to Section 3.6, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, or of any state or territory or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

          Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of an Authenticating Agent shall be the successor Authenticating Agent hereunder, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

          An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment in the manner provided in Section 1.6 to all Holders of Securities of the series with respect to which such Authenticating Agent will serve. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provision of this Section.

          The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

          If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

          "This is one of the Securities referred to in the within mentioned Indenture.



Dated:
                  /s/FIRST UNION NATIONAL BANK OF NORTH CAROLINA
                  -------------------------------------
                  As Trustee


                  By:
                     ----------------------------------
                       As Authenticating Agent


                  By:
                     ----------------------------------
                       Authorized Officer"



          Section 6.13.  Officers' Certificates as Evidence.

          Except as otherwise provided in this Indenture, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action thereunder, such matter (unless other evidence in respect thereof is herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken or omitted by it under the provisions of this Indenture upon the faith thereof.

                            ARTICLE VII

               HOLDER'S LISTS AND REPORTS BY TRUSTEE AND COMPANY

          Section 7.1. Company to Furnish Trustee Names and Addresses of
Holders.

          The Company will furnish or cause to be furnished to the Trustee:

          (a) semi-annually, not more than 15 days after January 15 and July 15 in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such January 1 and July 1, and

          (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, excluding from any such list names and addresses received by the Trustee in its capacity as Securities Registrar.

          Section 7.2. Preservation of Information, Communications to Holders.

          (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.1 and the names and addresses of Holders received by the Trustee in its capacity as Securities Registrar. The Trustee may destroy any list furnished to it as provided in
Section 7.1 upon receipt of a new list so furnished.

          (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided in the Trust Indenture Act.

          (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of information as to the names and addresses of the Holders made pursuant to the Trust Indenture Act.

          Section 7.3.   Reports by Trustee.

          (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.
If required by Section 313(a) of the Trust Indenture Act, the Trustee shall, within sixty days after each May 15 following the date of this Indenture deliver to

Holders a brief report, dated as of such May 15, which complies with the provisions of such Section 313(a).

          (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed and also with the Commission. The Company will promptly notify the Trustee when any Securities are listed on any stock exchange.

          Section 7.4.   Reports by Company.

          The Company shall file with the Trustee and with the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided in the Trust Indenture Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is required to be filed with the Commission. Notwithstanding that the Company may not be required to remain subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company shall continue to file with the Commission and provide the Trustee with the annual reports and the information, documents and other reports which are specified in Sections 13 and 15(d) of the Exchange Act. The Company also shall comply with the other provisions of Trust Indenture Act Section 314(a). Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).


                                  ARTICLE VIII

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

          Section 8.1. Company May Consolidate, Etc., Only on Certain Terms.

          The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and no Person shall consolidate with or merge into the Company or convey, transfer or lease its properties and assets substantially as an entirety to the Company, unless:

          (1) in case the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation, partnership or trust organized and existing under the laws of the United States of America or any State or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest (including any Additional Interest) on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

          (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing;

          (3) in the case of the Securities of a series held by a Trust, such consolidation, merger, conveyance, transfer or lease is permitted under the related Trust Agreement and Guarantee and does not give rise to any breach or violation of the related Trust Agreement or Guarantee; and

          (4) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and any such supplemental indenture complies with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with; and the Trustee, subject to Section 6.1, may rely upon such Officers' Certificate and Opinion of Counsel as conclusive evidence that such transaction complies with this Section 8.1.

          Section 8.2.   Successor Corporation Substituted.

          Upon any consolidation or merger by the Company with or into any other Person, or any conveyance, transfer or lease by the Company of its properties and assets substantially as an entirety to any Person in accordance with Section 8.1, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein; and in the event of any such conveyance, transfer or lease the Company shall be discharged from all obligations and covenants under the Indenture and the Securities and may be dissolved and liquidated.

          Such successor Person may cause to be signed, and may issue either in its own name or in the name of the Company, any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the written order of such successor Person instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall make available for delivery any Securities which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication pursuant to such provisions and any Securities which such successor Person thereafter shall cause to be signed and delivered to the Trustee on its behalf for the purpose pursuant to such provisions. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

          In case of any such consolidation, merger, sale, conveyance or lease, such changes in phraseology and form may be made in the Securities thereafter to be issued as may be appropriate.


                                   ARTICLE IX

                            SUPPLEMENTAL INDENTURES

          Section 9.1. Supplemental Indentures without Consent of Holders.

          Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form reasonably satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another Person to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Securities contained; or

          (2) to convey, transfer, assign, mortgage or pledge any property to or with the Trustee or to surrender any right or power herein conferred upon the Company; or

          (3) to establish the form or terms of Securities of any series as permitted by Sections 2.1 or 3.1; or

          (4) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

          (5) to add any additional Events of Default for the benefit of the Holders of all or any series of Securities (and if such additional Events of Default are to be for the benefit of less than all series of Securities, stating that such additional Events of Default are expressly being included solely for the benefit of such series); or

          (6) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

          (7) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this clause (7) shall not adversely affect the interest of the Holders of Securities of any series in any material respect or, in the case of the Securities of a series issued to a Trust and for so long as any of the corresponding series of Preferred Securities issued by such Trust shall remain outstanding, the holders of such Preferred Securities; or

          (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11(b); or

          (9) to comply with the requirements of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act.

          Section 9.2. Supplemental Indentures with Consent of Holders.

          With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

          (1) except as otherwise specified as contemplated by Section 2.1 or
Section 3.1 with respect to the deferral of the payment of interest on the Securities of any series and the shortening of the Stated Maturity of the principal of the Securities of any series, change the Stated Maturity of the principal of, or any installment of interest (including any Additional Interest) on, any Security, or reduce the principal amount thereof or the rate of interest thereon or reduce any premium payable upon the redemption thereof, or change the place of payment where, or the coin or currency in which, the principal of, or interest (including any Additional Interest) on any security is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date or, in the case of repurchase, on or after the Repurchase Date, as the case may be), or adversely affect the right to cause the Company to repurchase the Securities as provided in Section 10.10 (if applicable to such series of Securities), or

          (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose

Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

          (3) modify any of the provisions of this Section, Section 5.13 or
Section 10.5, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Security affected thereby; or

          (4) modify the provisions in Article XIII of this Indenture with respect to the subordination of Outstanding Securities of any series in a manner adverse to the Holders thereof;

provided, further, that, in the case of the Securities of a series issued to a Trust, so long as any of the corresponding series of Preferred Securities issued by such Trust remain outstanding, (i) no such amendment shall be made that adversely affects the holders of such Preferred Securities in any material respect, and no termination of this Indenture shall occur, and no waiver of any Event of Default or compliance with any covenant under this Indenture shall be effective, without the prior consent of the holders of at least a majority of the aggregate Liquidation Amount (as defined in the Trust Agreement under which such Trust is organized) of such Preferred Securities then outstanding unless and until the principal (and premium, if any) of the Securities of such series and all accrued and (subject to Section 3.7) unpaid interest (including any Additional Interest) thereon have been paid in full and (ii) no amendment shall be made to Section 5.8 of this Indenture that would impair the rights of the holders of Preferred Securities provided therein without the prior consent of the holders of each Preferred Security then outstanding unless and until the principal (and premium, if any) of the Securities of such series and all accrued and (subject to Section 3.7) unpaid interest (including any Additional Interest) thereon have been paid in full.

          A supplemental indenture that changes or eliminates any covenant or other provision of this Indenture that has expressly been included solely for the benefit of one or more particular series of Securities or Preferred Securities, or which modifies the rights of the Holders of Securities or holders of Preferred Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities or holders of Preferred Securities of any other series.

          It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

          Section 9.3.   Execution of Supplemental Indentures.

          In executing or accepting the additional trusts created by any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture, and that all conditions precedent have been complied with. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

          Section 9.4.   Effect of Supplemental Indentures.

          Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

          Section 9.5.   Conformity with Trust Indenture Act.

          Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

          Section 9.6. Reference in Securities to Supplemental Indentures.

          Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Company, bear a notation in form approved by the Company as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.


                                   ARTICLE X

                                   COVENANTS

          Section 10.1. Payment of Principal, Premium and Interest.

          The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of (and premium, if any) and interest (including Additional Interest, if any) on the Securities of that series in accordance with the terms of such Securities and this Indenture.

          Section 10.2.   Maintenance of Office or Agency.

          The Company will maintain in each Place of Payment for any series of Securities, an office or agency where Securities of that series may be presented or surrendered for payment and an office or agency where Securities of that series may be surrendered for redemption, repurchase, transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company initially appoints the Trustee, acting through its Corporate Trust Office, as its agent for said purposes. The Company will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Company shall fail to maintain such office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

          The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all of such purposes, and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation and any change in the location of any such office or agency.

          Section 10.3. Money for Security Payments to be Held in Trust.

          If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities of such series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its failure so to act.

          Whenever the Company shall have one or more Paying Agents, it will, prior to 10:00 a.m. New York City time on each due date of the principal of or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal and premium (if any) or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its failure so to act.

          The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest (including Additional Interest) on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal
(and premium, if any) or interest (including Additional Interest);
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                                                                              77

          (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent; and

          (4) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent.

          The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by the Company or any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest (including Additional Interest) on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall (unless otherwise required by mandatory provision of applicable escheat or abandoned or unclaimed property law) be paid on Company Request to the Company, or (if then held by the Company) shall (unless otherwise required by mandatory provision of applicable escheat or abandoned or unclaimed property law) be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

          Section 10.4.   Statement as to Compliance.

          The Company shall deliver to the Trustee, within 120 days after the end of each calendar year of the Company ending after the date hereof, an Officers' Certificate, one of the signatories of which shall be the principal executive, principal financial or principal accounting officer of the Company, covering the preceding calendar year, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance, observance or fulfillment of or compliance with any of the terms, provisions, covenants and conditions of this Indenture, and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge. For the purpose of this Section 10.4, compliance shall be determined without regard to any grace period or requirement of notice provided pursuant to the terms of this Indenture.

          Section 10.5.   Waiver of Certain Covenants.

          The Company may omit in any particular instance to comply with any covenant or condition provided pursuant to Section 3.1, 9.1(3) or 9.1(4) with respect to the Securities of any series, if before or after the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company in respect of any such covenant or condition shall remain in full force and effect.

          Section 10.6.   Additional Sums.

          In the case of the Securities of a series initially issued to a Trust, so long as no Event of Default has occurred and is continuing and except as otherwise specified as contemplated by Section 2.1 or Section 3.1, if (i) such Trust is the Holder of all of the Outstanding Securities of such series, and
(ii) a Tax Event has occurred and is continuing in respect of such Securities, the Company shall pay to such Trust (or its permitted successor under the related Trust Agreement) for so long as such Trust (or its permitted successor) is the registered holder of all of the Outstanding Securities of such series, together with any payment of principal of (or premium, if any) or interest (including any Additional Interest) on such Securities, such additional sums as may be necessary in order that the amount of Distributions (including any Additional Amounts (as defined in such Trust Agreement)) then payable by such Trust in respect of the related Preferred Securities and Common Securities in accordance with the terms thereof shall not be reduced as a result of any Additional Taxes arising from such Tax Event (the "Additional Sums"). Whenever in this Indenture or the Securities there is a reference in any context to the payment of principal of (or premium, if any) or interest (including Additional Interest) on, or Redemption Price or Repurchase Price for, the Securities, such mention shall be deemed to include mention of the payments of the Additional Sums provided for in this paragraph to the extent that, in such context, Additional Sums are, were or would be payable in respect thereof pursuant to the provisions of this paragraph, and any express mention of the payment of Additional Sums (if applicable) in any provision hereof shall not be construed as excluding Additional Sums in those provisions hereof where such express mention is not made; provided, however, that the deferral of the payment of interest pursuant to Section 3.11 or the terms of the Securities shall not defer the payment of any Additional Sums that may be due and payable.

          Section 10.7.   Additional Covenants.

          The Company covenants and agrees with each Holder of Securities of each series that it shall not, and it shall not permit any Subsidiary of the Company to, (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any shares of the Company's capital stock, or (ii) make any payment of principal of or interest or premium, if any, on or repay, repurchase or redeem any debt securities of the Company that rank pari passu in all respects with or junior in interest to the Securities of such series or (iii) make any guarantee payments with respect to any guarantee by the Company of debt securities of any Subsidiary of the Company if such guarantee ranks pari passu with or junior in interest to the Securities of such series (other than (a) dividends or distributions in the Company's capital stock, (b) any declaration of a dividend in connection with the implementation of a Rights Plan or the issuance of stock under any such Rights Plan in the future, or the redemption or repurchase of any rights distributed pursuant to a Rights Plan, (c) payments under the Guarantee with respect to the Preferred Securities relating to Securities of such Series, (d) purchases of Common Stock related to the issuance of Common Stock or rights or options under any of the Company's benefit plans for its directors, officers, employees or other persons within the definition of "employee" for purposes of a registration of shares for an employee benefit plan of the Company, related to the issuance of Common Stock or rights under a dividend reinvestment or stock purchase plan, or related to the issuance of Common Stock (or securities convertible into or exchangeable for Common Stock) as consideration in an acquisition transaction), (e) payments of accrued dividends (and cash in lieu of fractional shares) upon conversion into Common Stock of any convertible preferred stock of the Company of any series now or hereinafter outstanding in accordance with the terms of such stock), if at such time (x) there shall have occurred any event of which the Company has actual knowledge that (A) with the giving of notice or the lapse of time or both, would constitute an Event of Default with respect to the Securities of such series and
(B) in respect of which the Company shall not have taken reasonable steps to cure, (y) if the Securities of such series are held by a Trust, the Company shall be in default with respect to its payment of any obligations under the Guarantee relating to the Preferred Securities issued by such Trust or (z) the Company shall have given notice of its election to begin an Extension Period with respect to the Securities of such series as provided herein and shall not have rescinded such notice, or such Extension Period, or any extension thereof, shall be continuing.

          The Company also covenants with each Holder of Securities of a series issued to a Trust (i) to maintain directly or indirectly 100% ownership of the Common Securities of such Trust; provided, however, that any permitted successor of the Company hereunder may succeed to the Company's ownership of such Common Securities, (ii) not to voluntarily terminate, wind-up or liquidate such Trust, except (a) in connection with a distribution of the Securities of such series to the holders of the Trust Securities of such Trust in liquidation of such Trust or (b) in connection with certain mergers, consolidations or amalgamations permitted by the related Trust Agreement and (iii) to use its reasonable efforts, consistent with the terms and provisions of the Trust Agreement, to cause such Trust to remain classified as a grantor trust and not be taxable as a corporation for United States federal income tax purposes.

          Section 10.8.   Limitation on Indebtedness.

          If specified as contemplated by Section 2.1 or 3.1 with respect to the Securities of a particular series, unless and until the Company reaches Investment Grade Status, the Company and its Subsidiaries will not be permitted to Incur any Debt unless, immediately after giving effect to the Incurrence of such Debt and the receipt and application of the proceeds thereof, the Consolidated Cash Flow Ratio for the four full fiscal quarters for which quarterly or annual financial statements are available next preceding the Incurrence of such Debt, calculated on a pro forma basis as if such Debt had been Incurred at the beginning of such four full fiscal quarters, would be greater than 1.5 to 1 for the period ending on the first anniversary of the date of issuance of such Securities; 1.75 to 1 for the period from the first anniversary of the date of issuance of such Securities and ending on the second anniversary of the date of issuance of such Securities, and
2.0 to 1 thereafter; provided, however, that notwithstanding the foregoing limitations, the Company may Incur Debt (x) of up to $75,000,000 under its Credit Facility or any renewal, extension, refinancing or refunding thereof and
(y) of up to an amount equal to the aggregate principal amount of the Senior Notes to the extent Incurred in connection with the refunding or refinancing thereof, plus the amount of any premium required to be paid in connection therewith and the reasonable expenses incurred in connection therewith. For purposes of the foregoing, the Consolidated Cash Flow Ratio for any period from January 1, 1997 to December 31, 1997, shall be calculated on an annualized basis as follows: (i) at any time prior to the Company's financial statements for the second fiscal quarter of 1997 being available, by annualizing the Company's first 1997 fiscal quarter; (ii) at any time after the Company's financial statements for the second fiscal quarter of 1997 are available and prior to the Company's financial statements for the third fiscal quarter of 1997 being available, by annualizing the Company's first and second 1997 fiscal quarters;
(iii) at any time thereafter and prior to the Company's 1997 results being available, by annualizing the Company's first three 1997 fiscal quarters, and
(iv) with respect to any Person acquired by the Company or a Subsidiary of the Company during such period, the Consolidated Cash Flow Ratio shall be calculated utilizing financial information with respect to such Person for the four full fiscal quarters for which quarterly or annual financial statements are available next preceding the Incurrence of such Debt.

          Section 10.10.  Change of Control.

          (a) If specified as contemplated by Section 2.1 or 3.1 with respect to the Securities of a series, upon the occurrence of a Change of Control, each Holder of Securities shall have the right, at such Holder's option, to require the Company to repurchase the Securities of such Holder, and upon the exercise of such right, the Company shall repurchase all of such Holder's Securities, or any portion of the principal amount thereof, at a cash price equal to 101% of the principal amount of the Securities subject to repurchase plus accrued and unpaid interest (including Additional Interest, if any) thereon to the Repurchase Date (subject to the right of Holders on the relevant record date to receive interest due on the relevant interest payment date) (the "Repurchase Price"); provided, however, that upon a repurchase in part of its Securities, such Holder shall retain ownership of Securities having a minimum principal amount of $100,000.

          (b) Notice of a change of control (the "Change of Control Notice") shall be given within five Business Days following the occurrence of a Change of Control by the Company by first-class mail, postage prepaid, to each Holder of Securities in the manner provided in Section 1.6, with a copy to the Trustee, which Change of Control Notice shall state:

          (1) that a Change of Control has occurred and that such Holder has the right to require the Company to repurchase its Securities, in whole or in part, at the Repurchase Price, as set forth in Section 10.10(a);

          (2) the circumstances and relevant facts regarding such Change of Control (including any relevant information with respect to the transaction giving rise to such Change of Control);

          (3) the Repurchase Date for the Securities (which shall be no earlier than 35 days nor later than 60 days from the date such Change of Control Notice is mailed);

          (4) the date by which the repurchase right must be exercised;

          (5) a description of the procedure which a Holder must follow to exercise a repurchase right (as determined by the Company consistent with this Section 10.10), and the place or places where such Securities are to be surrendered for payment of the Repurchase Price and accrued interest, if any; and

          (6) that on the Repurchase Date, the Repurchase Price will become due and payable upon each such Security (or portion thereof) designated by the Holder for repurchase, and that interest thereon, if any, shall cease to accrue on and after said date.

The Change of Control Notice shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company. The Change of Control Notice if mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. No failure of the Company to give the foregoing notice or defects therein shall limit any Holder's right to exercise a repurchase right or affect the validity of the proceedings for the repurchase of Securities.

          (c) Holders wishing to exercise their right to cause a repurchase of Securities pursuant to this Section 10.10 ("Electing Holders") shall notify the Trustee in writing (a "Repurchase Election") not later than 5:00 p.m. on the 30th day after the receipt of the Change of Control Notice of their election to do so, which notice shall identify the Securities to be repurchased (including CUSIP number, if a CUSIP number has been assigned to such Securities). Any Repurchase Election shall be deemed irrevocable from the date it is made.

          (d) Prior to 10:00 a.m. New York City time on the Repurchase Date specified in the Change of Control Notice, the Company will deposit with the Trustee or with one or more Paying Agents (or if the Company is acting as its own Paying Agent, the Company will segregate and hold in trust as provided in
Section 10.3) an amount of money sufficient to pay the Repurchase Price of all the Securities which are to be repurchased on that date and will give such Trustee or Paying Agent irrevocable instructions and authority to pay such Repurchase Price to the Electing Holders hereof. In the event that the Repurchase Date is not a Business Day, then payment of the Repurchase Price will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date. Payment of the Repurchase Price on the Securities of Electing Holders shall be made to the applicable Record holders thereof as they appear on the Securities Register for such Securities on the relevant record date, which shall be one Business Day prior to the relevant Repurchase Date.

          (e) If any Repurchase Elections have been made, the Securities or portion of Securities subject to such Repurchase Elections shall become due and payable on the date and at the place or places stated in the Change of Control Notice at the Repurchase Price. On presentation and surrender of such Securities as set forth in (g) below, at the Place of Payment specified in said notice, such Securities or specified portions thereof shall be paid and repurchased by the Company at the Repurchase Price; provided, however, that, unless otherwise specified as contemplated by Section 3.1, installments of interest whose Stated Maturity is on or prior to the Repurchase Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.7.

          (f) Upon presentation of any Security repurchased in part only, the Company shall execute and the Trustee shall authenticate and make available for delivery to the Holder thereof, at the expense of the Company, a new Security or Securities of the same series, of authorized denominations, in aggregate principal amount equal to the non-repurchased portion of the Security so presented and having the same Original Issue Date, Stated Maturity and terms. If a Global Security is so surrendered, such new Security will also be a new Global Security.

          (g) If any Security (or portion thereof) elected for repurchase shall not be so paid upon surrender thereof for repurchase, the principal of and premium, if any, on such Security (or portion thereof) shall, until paid, bear interest from the Repurchase Date at the rate borne by the Security. Holders whose Securities are being repurchased hereunder will be required to surrender the Securities, with an appropriate form duly completed, to the Company at the address specified in the Change of Control Notice at least three Business Days prior to the Repurchase Date.

          (h) The Company shall comply, to the extent applicable, with the requirements of Section 14(e) of the Exchange Act and any other securities laws or regulations in connection with the repurchase of Securities pursuant to this Section. To the extent that the provisions of any securities laws or regulations conflict with provisions of this Section, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligation under this Section by virtue thereof.
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                                                                              83


                                  ARTICLE XI

                                RESERVE ACCOUNT


          Section 11.1. Establishment of the Reserve Account.

          If specified as contemplated by Section 2.1 or 3.1 with respect to the Securities of a series, the Company shall pay an amount equal to the interest payable on the first two Interest Payment Dates in respect of the Securities of such series from the net proceeds from the sale of the Securities of such series into an account (the "Reserve Account") to be established by the Trustee and maintained separately from the funds it holds pursuant to this Indenture, the amounts in which shall be applied by the Trustee to pay interest on the Securities on the first two Interest Payment Dates for the Securities and no other use shall be made of such Reserve Account funds except as set forth in
Section 11.2. No further amounts will be required to be paid into the Reserve Account. The Trustee shall have exclusive control and sole right of withdrawal with respect to the Reserve Account funds for the purpose of making deposits in and withdrawals from the Reserve Account in accordance with this Indenture. All funds deposited in the Reserve Account shall be held by the Trustee in the Reserve Account on behalf of the Company for the benefit of the Holders and for distribution as herein provided only. The Reserve Account shall be closed by the Trustee upon the payment of the interest on the Securities on the second Interest Payment Date and any amounts then remaining in the Reserve Account after payment in full of all amounts due and payable in respect of the Securities on the first two Interest Payment Dates shall be returned to the Company. In the event of the distribution of the Securities to the holders of the Preferred Securities and Common Securities in liquidation of the Trust, any amounts then remaining in the Reserve Account shall be remitted to the Company.

          Section 11.2. Investment of Funds in the Reserve Account.

          Funds on deposit in the Reserve Account may be invested at the direction of the Company, as set forth in written instructions to the Trustee executed by the President or any Vice President of the Company whose signatures shall have been attested to by the Secretary or an Assistant Secretary of the Company, in (a) obligations issued or guaranteed by the United States or any agency or instrumentality thereof, (b) certificates of deposit of or accounts with national banks or corporations endowed with trust powers having capital and surplus in excess of $100,000,000; (c) commercial paper of the highest rating available for S&P or Moody's or (d) fixed-income securities of the three highest ratings available from S&P or Moody's or of comparable quality having a maturity of five years or less. All interest and other amounts earned upon such investments shall be for the account of the Company and the holders of the Preferred Securities, the Trust and the Trustee shall have no right or interest therein.

                                  ARTICLE XII

                           REDEMPTION OF SECURITIES

          Section 12.1.   Applicability of This Article.

          Redemption of Securities of any series as permitted or required by any form of Security issued pursuant to this Indenture shall be made in accordance with such form of Security and this Article; provided, however, that if any provision of any such form of Security shall conflict with any provision of this Article, the provision of such form of Security shall govern. Except as otherwise set forth in the form of Security for such series, each Security of such series shall be subject to partial redemption only in the amount of $1,000 or, in the case of the Securities of a series issued to the Trust, $1,000 or integral multiples thereof.

          Section 12.2. Election to Redeem; Notice to Trustee.

          The election of the Company to redeem any Securities shall be evidenced by or pursuant to a Board Resolution. In case of any redemption at the election of the Company of the Securities, the Company shall, not less than 45 nor more than 60 days prior to the Redemption Date (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such date and of the principal amount of Securities of that series to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities, the Company shall furnish the Trustee with an Officers' Certificate and an Opinion of Counsel evidencing compliance with such restriction.

        Section 12.3. Selection of Securities to be Redeemed.

          If less than all the Securities of any series are to be redeemed (unless all the Securities of a specified tenor are to be redeemed or unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by lot or such other method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of a portion of the principal amount of any Security of such series, provided that the unredeemed portion of the principal amount of any Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security. If less than all the Securities of such series and of a specified tenor are to be redeemed (unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.

          The Trustee shall promptly notify the Company in writing of the Securities selected for partial redemption and the principal amount thereof to be redeemed. For all purposes of this

Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed. If the Company shall so direct, Securities registered in the name of the Company, any Affiliate or any Subsidiary thereof shall not be included in the Securities selected for redemption.

          Section 12.4.   Notice of Redemption.

          Notice of redemption shall be given by first-class mail, postage prepaid, mailed not later than the thirtieth day, and not earlier than the sixtieth day, prior to the Redemption Date, to each Holder of Securities to be redeemed, at the address of such Holder as it appears in the Securities Register.

          With respect to Securities of each series to be redeemed, each notice of redemption shall identify the Securities to be redeemed (including CUSIP number, if a CUSIP number has been assigned to such Securities of such Series) and shall state:

          (a) the Redemption Date;

          (b) the Redemption Price;

          (c) if less than all Outstanding Securities of such particular series and having the same terms are to be redeemed, the identification (and, in the case of partial redemption, the respective principal amounts) of the particular Securities to be redeemed;

          (d) that on the Redemption Date, the Redemption Price will become due and payable upon each such Security or portion thereof, and that interest thereon, if any, shall cease to accrue on and after said date; and

          (e) the place or places where such Securities are to be surrendered for payment of the Redemption Price.

          Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company and shall not be irrevocable. The notice if mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. In any case, a failure to give such notice by mail or any defect in the notice to the Holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security.

          Section 12.5.   Deposit of Redemption Price.

          Prior to 10:00 a.m. New York City time on the Redemption Date specified in the notice of redemption given as provided in Section 12.4, the Company will deposit with the Trustee or with one or more Paying Agents (or if the Company is acting as its own Paying Agent, the Company will segregate and hold in trust as provided in Section 10.3) an amount of money sufficient to pay the Redemption Price of, and any accrued interest (including Additional Interest) on, all the Securities which are to be redeemed on that date.

          Section 12.6. Payment of Securities Called for Redemption.

          If any notice of redemption has been given as provided in Section 12.4, the Securities or portion of Securities with respect to which such notice has been given shall become due and payable on the date and at the place or places stated in such notice at the applicable Redemption Price. On presentation and surrender of such Securities at a Place of Payment in said notice specified, the said securities or the specified portions thereof shall be paid and redeemed by the Company at the applicable Redemption Price, together with accrued interest (including any Additional Interest) to the Redemption Date; provided, however, that, unless otherwise specified as contemplated by Section 3.1, installments of interest whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.7.

          Upon presentation of any Security redeemed in part only, the Company shall execute and the Trustee shall authenticate and make available for delivery to the Holder thereof, at the expense of the Company, a new Security or Securities of the same series, of authorized denominations, in aggregate principal amount equal to the unredeemed portion of the Security so presented and having the same Original Issue Date, Stated Maturity and terms. If a Global Security is so surrendered, such new Security will also be a new Global Security.

          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal of and premium, if any, on such Security shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

          Section 12.7.   Right of Redemption of Securities.

          Except as otherwise established pursuant to Section 3.1 for the Securities of a series, the Company, at its option, may redeem (A) the Securities of any series, in whole (but not in part), upon the occurrence and during the continuation of a Tax Event, at any time within 90 days of the occurrence of such Tax Event, at a Redemption Price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, including Additional Interest, if any, to but excluding the Redemption Date, or (B) the Securities of any series, on or after ten years after the Original Issue Date of such Securities, in whole at any time or in part from time to time at a Redemption Price as provided pursuant to Section 3.1 for the Securities of such series.

                                 ARTICLE XIII

                          SUBORDINATION OF SECURITIES

          Section 13.1. Securities Subordinate to Senior Indebtedness.

          The Company covenants and agrees, and each Holder of a Security, by its acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article, the payment of the principal of (and premium, if any) and interest (including any Additional Interest) on each and all of the Securities are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness.

          Section 13.2. No Payment When Senior Indebtedness in Default; Payment Over of Proceeds Upon Dissolution, Etc.

          In the event that the Company shall default in the payment of any principal of (or premium, if any) or interest on or any amount in respect of any Senior Indebtedness when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration of acceleration or otherwise, then, upon written notice of such default to the Company by the holders of Senior Indebtedness or any trustee therefor, unless and until such default shall have been cured or waived or shall have ceased to exist, no direct or indirect payment (in cash, property, securities, by set-off or otherwise) shall be made or agreed to be made on account of the principal of (or premium, if any) or interest on any of the Securities, or in respect of any redemption, repayment, retirement, purchase or other acquisition of any of the Securities.

          In the event of (a) any insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition or other similar proceedings relating to the Company, its creditors or its property, (b) any proceeding for the liquidation, dissolution or other winding up of the Company, voluntary or involuntary, whether or not involving insolvency or bankruptcy proceedings, (c) any assignment by the Company for the benefit of creditors or
(d) any other marshaling of the assets of the Company (each such event, if any, herein sometimes referred to as a "Proceeding"), all Senior Indebtedness (including any interest thereon accruing after the commencement of any such proceedings) shall first be paid in full before any payment or distribution, whether in cash, securities or other property, shall be made to any Holder of any of the Securities on account thereof. Any payment or distribution, whether in cash, securities or other property (other than securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in these subordination provisions with respect to the indebtedness evidenced by the Securities, to the payment of all Senior Indebtedness at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), which would otherwise (but for these subordination provisions) be payable or deliverable in respect of the Securities of any series, shall be paid or delivered directly to the holders of Senior Indebtedness in accordance with the priorities then existing among such holders until all Senior Indebtedness (including any interest thereon accruing after the commencement of any Proceeding) shall have been paid in full.

          In the event of any Proceeding, after payment in full of all sums owing with respect to Senior Indebtedness, the Holders of the Securities, together with the holders of any obligations of the Company ranking on a parity with the Securities (which for this purpose only shall include the Allocable Amounts of Senior Subordinated Debt), shall be entitled to be paid from the remaining assets of the Company the amounts at the time due and owing on account of unpaid principal of (and premium, if any) and interest on the Securities and such other obligations before any payment or other distribution, whether in cash, property or otherwise, shall be made on account of any capital stock or any obligations of the Company ranking junior to the Securities and such other obligations.

          In the event that, notwithstanding the foregoing, any payment or distribution of any character or any security, whether in cash, securities or other property (other than securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in these subordination provisions with respect to the indebtedness evidenced by the Securities, to the payment of all Senior Indebtedness at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), shall be received by the Trustee or any Holder in contravention of any of the terms hereof and before all Senior Indebtedness shall have been paid in full, such payment or distribution or security shall be received in trust for the benefit of, and shall be paid over or delivered and transferred to, the holders of the Senior Indebtedness at the time outstanding in accordance with the priorities then existing among such holders for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all such Senior Indebtedness in full. In the event of the failure of the Trustee or any Holder to endorse or assign any such payment, distribution or security, each holder of Senior Indebtedness is hereby irrevocably authorized to endorse or assign the same.

          The Trustee and Holders will take such action (including, without limitation, the delivery of this Indenture to an agent for the holders of Senior Indebtedness or consent to the filing of a financing statement with respect hereto) as may, in the opinion of counsel designated by the holders of a majority in principal amount of the Senior Indebtedness at the time outstanding, be necessary or appropriate to assure the effectiveness of the subordination effected by these provisions.

          The provisions of this Section 13.2 shall not impair any rights, interests, remedies or powers of any secured creditor of the Company in respect of any security interest the creation of which is not prohibited by the provisions of this Indenture.

          The securing of any obligations of the Company, otherwise ranking on a parity with the Securities or ranking junior to the Securities, shall not be deemed to prevent such obligations from constituting, respectively, obligations ranking on a parity with the Securities or ranking junior to the Securities.

          Section 13.3. Payment Permitted If No Default.

          Nothing contained in this Article or elsewhere in this Indenture, or in any of the Securities, shall prevent (a) the Company at any time, except during the conditions described in the first paragraph of Section 13.2 or the pendency of any Proceeding referred to in Section 13.2, from making payments at any time of principal of (and premium, if any) or interest (including Additional Interest) on the Securities, or (b) the application by the Trustee of any moneys deposited with it hereunder to the payment of or on account of the principal of (and premium, if any) or interest (including any Additional Interest) on the Securities or the retention of such payment by the Holders, if, at the time of such application by the Trustee, it did not have knowledge that such payment would have been prohibited by the provisions of this Article.

          Section 13.4. Subrogation to Rights of Holders of Senior Indebtedness.

          Subject to the payment in full of all amounts due or to become due on all Senior Indebtedness, or the provision for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness, the Holders of the Securities shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Indebtedness pursuant to the provisions of this Article (equally and ratably with the holders of all indebtedness of the Company which by its express terms is subordinated to Senior Indebtedness of the Company to substantially the same extent as the Securities are subordinated to the Senior Indebtedness and is entitled to like rights of subrogation by reason of any payments or distributions made to holders of such Senior Indebtedness) to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of (and premium, if any) and interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Indebtedness by Holders of the Securities or the Trustee, shall, as among the Company, its creditors other than holders of Senior Indebtedness, and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

          Section 13.5. Provisions Solely to Define Relative Rights.

          The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as between the Company and the Holders of the Securities, the obligations of the Company, which are absolute and unconditional, to pay to the Holders of the Securities the principal of (and premium, if any) and interest (including any Additional Interest) on the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than their rights in relation to the holders of Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture including, without limitation, filing and voting claims in any Proceeding, subject to the rights, if any, under this Article of the holders of Senior Indebtedness to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

          Section 13.6. Trustee to Effectuate Subordination.

          Each Holder of a Security by his or her acceptance thereof authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination provided in this Article and appoints the Trustee his or her attorney-in-fact for any and all such purposes.

          Section 13.7. No Waiver of Subordination Provisions.

          No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof that any such holder may have or be otherwise charged with.

          Without in any way limiting the generality of the immediately preceding paragraph, the holders of Senior Indebtedness may, at any time and from to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness, or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iii) release any Person liable in any manner for the collection of Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.

          Section 13.8. Notice to Trustee.

          The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from the Company or a holder of Senior

Indebtedness or from any trustee, agent or representative therefor; provided, however, that if the Trustee shall not have received the notice provided for in this Section at least two Business Days prior to the date upon which by the terms hereof any monies may become payable for any purpose (including, without limitation, the payment of the principal of (and premium, if any) or interest (including any Additional Interest) on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such monies and to apply the same to the purpose for which they were received and shall not be affected by any notice to the contrary which may be received by it within two Business Days prior to such date.

          Subject to the provisions of Section 6.1, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee or attorney-in-fact therefor) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee or attorney-in-fact therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

          Section 13.9. Reliance on Judicial Order or Certificate of Liquidating Agent.

          Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Section 6.1, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such Proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

          Section 13.10. Trustee Not Fiduciary for Holders of Senior
Indebtedness.

          The Trustee, in its capacity as trustee under this Indenture, shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other Person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise. With respect to the Holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants or obligations as are specifically set forth in this Article and no implied covenants or obligations with respect to Holders of Senior Indebtedness shall be read into this Indenture against the Trustee.

          Section 13.11. Rights of Trustee as Holder of Senior Indebtedness; Preservation of Trustee's Rights.

          The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

          Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.7.

          Section 13.12. Article Applicable to Paying Agents.

          In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee.

                                    * * * *

          This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and Integon Corporation has caused its corporate seal to be hereunder affixed and attested, all as of the day and year first above written.


                         Integon Corporation


                         By:/s/ John B. Yorke
                            --------------------------
                              Name:  John B. Yorke
                              Title: Vice President, Corporate
                                     General Counsel & Secretary


                         First Union National Bank of North Carolina as Trustee


                         By:/s/ Shawn K. Bednasek
                            --------------------------
                              Name:  Shawn K. Bednasek
                              Title: Asst. Vice President

STATE OF             )
                     ): ss.:
COUNTY OF            )

          On the ___ day of February, 1997, before me personally came
John B. Yorke, to me known, who, being by me duly sworn, did depose and say that he/she is of Integon Corporation, one of the corporations described in and which executed the foregoing instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he/she signed his/her name thereto by like authority.


                                     --------------------------------------
                                                Notary Public


STATE OF                 )
                         ): ss.:
COUNTY OF                )


     On the 7th day of February, 1997, before me personally came
________________________________________________________________________________
_____________________________________, to me known, who, being by me duly sworn, did depose and say that he/she is
________________________________________________________________________________
_ of First Union National Bank of North Carolina, one of the corporations described in and which executed the foregoing instrument; that he/she signed his/her name thereto pursuant to the bylaws of said Corporation.


                                     --------------------------------------
                                                Notary Public